================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            INFORMATION REQUIRED IN
                                PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

  Filed by the registrant  [ ]

  Filed by a party other than the registrant  [x]

  Check the appropriate box:

  [ ]  Preliminary proxy statement

  [x]  Definitive proxy statement

  [ ]  Definitive additional materials

  [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SUN COMMUNITIES, INC.
                (Name of registrant as specified in its charter)

                                Jeffrey M. Weiss
                          Jaffe, Raitt, Heuer & Weiss
                            Professional Corporation
                          One Woodward Ave., Ste. 2400
                            Detroit, Michigan  48226
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

        [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2), or
             14a-6(j)(2)

        [ ]  $500 per each party to the controversy pursuant to Exchange
             Act Rule
                                  14a-6(i)(3)

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:_____________________________________________________

             (2)   Aggregate number of securities to which transaction applies:
                   _____________________________________________________________

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                   _____________________________________________________________


             (4)   Proposed maximum aggregate value of transaction:
                   ____________________________________________________________

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1)   Amount previously paid:
                                          ______________________________________

             (2)   Form, schedule or registration statement no.:
                                                                ________________

             (3)   Filing party:
                                ________________________________________________

             (4)  Date filed:
                             ___________________________________________________

================================================================================

                            SUN COMMUNITIES, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 23, 1996





To the Shareholders:

        Notice is hereby given that the Annual Meeting of Shareholders of Sun Communities, Inc. (the "Company") will be held at the Radisson Plaza Hotel, 1500 Town Center, Southfield, Michigan 48075, on Tuesday, July 23, 1996, at 11:00 a.m., local time, for the following purposes:

        (1) To elect two Directors to serve until the Annual Meeting of Shareholders to be held in 1999 or until their successors shall have been duly elected and qualified;

        (2)  To approve an amendment to the Company's 1993 Stock Option Plan;

        (3) To approve an amendment to the Company's 1993 Non-Employee Director Stock Option Plan; and

        (4) To transact such other business as may properly come before the meeting.

        A Proxy Statement containing information relevant to the Annual Meeting appears on the following pages.

        Only holders of Common Stock of record at the close of business on May 24, 1996, are entitled to notice of and to vote at the meeting or any adjournments.

        If you do not plan to attend the meeting and you wish to vote in accordance with the Board of Director's recommendations, it is not necessary to specify your choices; merely sign, date, and return the enclosed Proxy Card.
If you attend the meeting, you may withdraw your Proxy and vote your own shares.

                                By Order of the Board of Directors

                                JEFFREY P. JORISSEN
                                Secretary

Dated: June 3, 1996





 ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                            SUN COMMUNITIES, INC.

                               PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JULY 23, 1996


                          PROXIES AND SOLICITATIONS

        This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors (the "Board") of Sun Communities, Inc. ("Sun" or the "Company") to be used at the Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments. If received in time for the Annual Meeting, the shares represented by a valid proxy will be voted in accordance with the specifications, if any, contained in such executed proxy. If no instructions are given, proxies will be voted: (a) for all nominees for the Board; (b) in favor of approval of the amendment to the Company's 1993 Stock Option Plan (the "Employee Option Plan"); and (c) in favor of approval of the amendment to the Company's 1993 Non-Employee Director Stock Option Plan (the "Director Option Plan"). A proxy executed in the enclosed form may be revoked by the person signing it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company, any time prior to the time set for commencement of the Annual Meeting, a written notice of revocation bearing a later date than the proxy, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

        In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram, by directors, officers and employees of the Company. Arrangements may also be made with brokerage houses or other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of the Company's common stock (the "Common Stock") held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred in forwarding material. The Company anticipates that fees and expenses for the foregoing parties will not exceed $1,000. The costs of all proxy solicitation will be borne by the Company.

        The executive offices of the Company are located at 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334. The approximate date of mailing of this Proxy Statement and the enclosed Proxy materials to the Company's shareholders is June 5, 1996.


                          TIME AND PLACE OF MEETING

        The Annual Meeting will be held at the Radisson Plaza Hotel, 1500 Town Center, Southfield, Michigan 48075, on Tuesday, July 23, 1996, at 11:00 a.m., local time.


                              VOTING RIGHTS AND
                     PRINCIPAL HOLDERS OF VOTING SECURITIES

        Only shareholders of record at the close of business on May 24, 1996 are entitled to notice of and to vote at the Annual Meeting or at any adjournments. As of that date, the Company had 14,910,628 shares of Common Stock issued, outstanding and entitled to vote held by 456 holders of record. Each outstanding share entitles the record holder to one vote. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy. The presence, in person or by proxy, of shareholders entitled to vote a majority of the voting shares that are outstanding and entitled to vote will constitute a quorum.

        Information concerning principal holders of the Common Stock is discussed under "Security Ownership of Certain Beneficial Owners and Management."


                  MATTERS TO COME BEFORE THE ANNUAL MEETING

        Three matters are expected to be considered at the Annual Meeting: (a) the election of two directors; (b) the approval of the amendment to the Employee Option Plan; and (c) the approval of the amendment to the Director Option Plan.

ELECTION OF DIRECTORS

        The first matter expected to be considered at the Annual Meeting will be the election of two directors. It is proposed that these positions be filled by persons nominated to the Board by management. Each director shall be elected by a plurality of the votes cast at the Annual Meeting. Therefore, if a quorum is present, abstentions and broker non-votes will have no effect on the election of directors. Proxies will be tabulated by the Company's transfer agent. The Inspector of Elections appointed at the Annual Meeting will then combine the proxy votes with the votes cast at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term commencing on the date of the Annual Meeting and continuing until the Annual Meeting of Shareholders to be held in 1999 or until his successor is duly elected and qualified. In the absence of directions to the contrary, proxies will be voted in favor of the election of the two nominees listed below.

        If any of the nominees named below are unavailable to serve for any reason, then a valid proxy may be voted for the election of such other persons as the person or persons voting the proxy may deem advisable in accordance with their best judgment. Management has no present knowledge that any of the persons named will be unavailable to serve. In any event, the enclosed proxy can be voted for only the two nominees named in this Proxy Statement or their substitutes.

        The following list identifies each incumbent director and nominee for election to the Board at the Annual Meeting and describes each person's principal occupation for the past five years. Each of the directors has served continuously from the date of his election to the present time.

                       NAME                             AGE                         OFFICE
                       ----                             ---                         ------
 Milton M. Shiffman  . . . . . . . . . . . . . .        67        Chairman of the Board
 Gary A. Shiffman  . . . . . . . . . . . . . . .        42        Chief Executive Officer, President and
                                                                  Director/Nominee
 Paul D. Lapides . . . . . . . . . . . . . . . .        41        Director
 Clunet R. Lewis . . . . . . . . . . . . . . . .        49        Director
 Ronald L. Piasecki  . . . . . . . . . . . . . .        57        Director/Nominee
 Ted J. Simon  . . . . . . . . . . . . . . . . .        65        Director
 Carl R. Weinert . . . . . . . . . . . . . . . .        73        Director

        MILTON M. SHIFFMAN is the Chairman of the Board, and has been an executive officer of Sun since its inception. In his 17 years of experience in the manufactured housing community industry, Mr. Shiffman has played an active role in the financing decisions and corporate structuring of the Company. Since 1964, he has also been involved in the development, acquisition, construction and operations of diverse real estate holdings including multi-family, community and regional shopping centers, nursing homes and various other commercial properties. Mr. Shiffman retired from medical practice in 1981 in order to devote his full time to real estate activities. He is also Chairman of the Board of Directors of Sun Home Services, Inc. ("Home Services"), Sun Management, Inc. ("Sun Management"), Sun QRS, Inc. ("Sun QRS") and Sun Florida QRS, Inc. ("Sun Florida QRS").

        GARY A. SHIFFMAN is the President and Chief Executive Officer, and has been an executive officer of Sun since its inception. He has been actively involved in the management, acquisition, construction and development of manufactured housing communities and has developed an extensive network of industry relationships over the past 12 years. He has overseen the land acquisition, rezoning, development and marketing of numerous manufactured home expansion projects. Mr. Shiffman is also the President and a director of Home Services, Sun Management, Sun QRS, Sun Florida QRS and Sun Water Oak Golf, Inc. ("Sun Golf"). Gary A. Shiffman is the son of Milton M. Shiffman.

        PAUL D. LAPIDES has been a director since December 1993. Mr. Lapides is an assistant professor of management at Kennesaw State College and an adjunct assistant professor of real estate at New York University. He is the author of numerous articles and books on the real estate industry. Mr. Lapides is a consultant with BDO Seidman, an international accounting and consulting firm, where he specializes in the areas of asset management, marketing, and strategic planning. His real estate experience includes managing a $3 billion national portfolio of income-producing real estate consisting of 42,000 multi-family units and 16 million square feet of commercial space.

        CLUNET R. LEWIS has been a director since December 1993. Since August, 1995, Mr. Lewis has been a director of Eltrax Systems, Inc., a company that provides patient card systems to the health care industry. From 1993 to September 1994, Mr. Lewis was the Executive Vice President of Military Communications Center, Inc., a company that provides long distance telecommunication services to military personnel. From 1973 to 1993, he practiced law with the law firm of Jaffe, Raitt, Heuer & Weiss, Professional Corporation, which represents the Company in various matters.

        RONALD L. PIASECKI has been a director since May 1996, upon completion of the Company's acquisition of twenty-five manufactured housing communities (the "Aspen Properties") owned by affiliates of Aspen Enterprises, Ltd. ("Aspen"). Mr. Piasecki is the executive vice president and a director of Aspen, which he co-founded in 1973. Prior to the Company's acquisition of the Aspen Properties, Aspen was one of the largest privately-held developers and owners of manufactured housing communities in the U.S. Mr. Piasecki also serves as chairman of the board of directors of Kurdziel Industries, Inc., the world's largest producer of counter weights for the material handling industry, and as a director of HGI Realty, Inc., a REIT that specializes in the ownership and operation of factory outlet centers.

        TED J. SIMON has been a director since December 1993. Since 1981, Mr. Simon has served as Vice President-Real Estate of Borman's Inc., a wholly owned subsidiary of The Great

Atlantic & Pacific Tea Company, Inc. From 1976-1981, he was the President of Schostak Bros. & Co., a major, full service commercial/ industrial real estate company based in Michigan.

        CARL R. WEINERT has been a director since December 1993. Mr. Weinert has been in the banking industry since 1942. He served as a director and President of Bank of Commerce for 25 years until its merger with Security Bank, at which time he became a member of the Board of Directors of Security Bank. Mr. Weinert also provided investment advice to Lutheran Fraternal Life Company as its financial advisor until 1992.

        To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest, adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

        BOARD OF DIRECTORS AND COMMITTEES

        Pursuant to the terms of the Company's charter, the directors are divided into three classes. The class up for election at the Annual Meeting will hold office for a term expiring at the annual meeting of shareholders to be held in 1999. A second class will hold office for a term expiring at the annual meeting of shareholders to be held in 1997 and a third class will hold office for a term expiring at the annual meeting of shareholders to be held in 1998. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualified. Gary A. Shiffman and Ronald L. Piasecki have terms expiring at the Annual Meeting and are nominees for the class to hold office for a term expiring at the annual meeting of shareholders to be held in 1999. Ted J. Simon, Carl R. Weinert and Paul D. Lapides have terms expiring in 1997, and Milton M. Shiffman and Clunet R. Lewis have terms expiring in 1998. At each annual meeting of the shareholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the three years following the year of their election.

        The Board met four (4) times during 1995. Each of the directors on the Board attended at least 75% of these meetings, and all committee members attended each meeting of the relevant committee.

        Several important functions of the Board may be performed by committees that are comprised of members of the Board. The Company's Bylaws authorize the formation of these committees and grant the Board the authority to prescribe the functions of each committee and the standards for membership of each committee. In addition, the Board appoints the members of each committee. The Board has four standing committees: an Audit Committee, a Compensation Committee, an Indemnification Committee and an Executive Committee.

        The Audit Committee was established to: (i) annually recommend a firm of independent public accountants to the Board to act as auditors of the Company;
(ii) review the scope of the annual audit with the auditors in advance of the audit; (iii) generally review the results of the audit and the adequacy of the Company's accounting, financial and operating controls; (iv) review the Company's accounting and reporting principles, policies and practices; and (v) perform such other duties as may be delegated to it by the Board. The current members of the Audit Committee are Messrs. Paul D. Lapides and Clunet R. Lewis. The Audit Committee held two (2) formal meetings during the fiscal year ended December 31, 1995.

        The Compensation Committee was established to: (i) review and modify the compensation (including salaries and bonuses) of the Company's officers as initially set by the Company's President; (ii) administer the Employee Option Plan; and (iii) perform such other duties as may be delegated to it by the Board. The current members of the Compensation Committee are Messrs. Ted J. Simon and Carl R. Weinert. The Compensation Committee held four (4) formal meetings during the fiscal year ended December 31, 1995. See "Report of the Compensation Committee on Executive Compensation".

        The Indemnification Committee was established to: (i) perform such duties as provided in Article XII of the Company's Bylaws; and (ii) perform such other duties as may be delegated to it by the Board. The current members of the Indemnification Committee are Messrs. Ted J. Simon and Clunet R. Lewis. The Indemnification Committee was formed on April 1, 1995 and did not hold any meetings in 1995.

        The Executive Committee was established to generally manage the day-to-day business and affairs of the Company between regular Board meetings. In no event may the Executive Committee, without the prior approval of the Board acting as a whole: (i) recommend to the shareholders an amendment to the Company's Articles of Incorporation; (ii) amend the Company's Bylaws; (iii) adopt an agreement of merger or consolidation; (iv) recommend to the shareholders the sale, lease or exchange of all or substantially all of the Company's property and assets; (v) recommend to the shareholders a dissolution of the Company or a revocation of a dissolution; (vi) fill vacancies on the Board; (vii) fix compensation of the directors for serving on the Board or on a committee of the Board; (viii) declare dividends or authorize the issuance of the Company's stock; (ix) approve or take any action with respect to any related party transaction involving the Company; or (x) take any other action which is forbidden by the Company's Bylaws. All actions taken by the Executive Committee must be promptly reported to the Board as a whole and are subject to ratification, revision and alteration by the Board, except that no rights of third persons created in reliance on authorized acts of the Executive Committee can be affected by any such revision or alteration. The current members of the Executive Committee are Messrs. Milton M. Shiffman, Gary A. Shiffman and Ted J. Simon. The Executive Committee did not hold any formal meetings during the fiscal year ended December 31, 1995.

        The Board does not have a standing committee responsible for nominating individuals to become directors. The entire Board performs the function of such a committee.

AMENDMENT TO THE 1993 STOCK OPTION PLAN

        GENERAL

        The second matter to be considered at the Annual Meeting will be the approval of an amendment to the Employee Option Plan to: (a) increase the number of shares of Common Stock which may be issued under the Employee Option Plan from 750,000 to a number of shares equal to nine percent (9%) of the total shares of Common Stock outstanding (i.e., 1,341,956 shares of Common Stock as of the date of this Proxy Statement); (b) provide that the exercise price for all options must be no less than the fair market value of the Common Stock on the date of grant as calculated by the average closing sales prices of the Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including the date of grant; provided, however, that options may be issued at exercise prices of no less than 85% of the fair market value of the Common Stock on the date of grant if such discount is expressly granted in lieu of a reasonable amount of salary or bonus; (c) increase the minimum restriction period on restricted shares from six months to three years and to prohibit waiver of any such restriction during the initial three year period; and (d) provide that the Company may not materially amend the Employee Option Plan without shareholder approval. The amendment to the Employee Option Plan will be approved if it receives the affirmative votes of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting. Abstentions are treated as shares present, or represented at the Annual Meeting, and have the practical effect of a "no" vote. Broker non-votes are considered to be shares not present at the Annual Meeting for this purpose, and are neither counted towards the base number (a majority of which is required for passage) nor as a vote either affirmatively or negatively.

        The initial Employee Option Plan was adopted by the Company's Board of Directors and approved by the shareholders on November 19, 1993. The amended and restated Employee Option Plan was adopted by the Company's Board of Directors on May 20, 1996, subject to shareholder approval, and will remain in effect until all shares authorized under the terms of the Employee Option Plan have been issued, unless earlier terminated or abandoned by action of the Board; however, no Incentive Stock Options may be granted after November 19, 2003. The purpose of the Employee Option Plan is to provide certain key employees of the Company with an additional incentive to promote the Company's financial success and to induce able persons to enter into or remain in the employment of the Company.

        The table below indicates the options which have been granted under the Employee Option Plan as of December 31, 1995.

                  NEW EMPLOYEE OPTION PLAN BENEFITS TO DATE


                                                                                 EMPLOYEE OPTION PLAN
        NAME AND POSITION                                                DOLLAR VALUE ($)        NUMBER OF
                                                                                                   UNITS
        Gary A. Shiffman,                                                       (1)               355,430
        Chief Executive Officer and President

        Jeffrey P. Jorissen,                                                    (2)                55,000
        Senior Vice President, Treasurer,
        Chief Financial Officer and Secretary
        Brian W. Fannon,                                                        (3)                45,000
        Senior Vice President and Chief Operating
        Officer
        Jonathan M. Colman,                                                     (3)                20,000
        Senior Vice President - Acquisitions
        All executive officers as a group                                       (4)               525,430
        Non-executive directors as a group                                                              0
        Non-executive employees as a group                                      (3)                70,000

        (1) 305,430 options were exercisable for $21.625 per share and the remaining options were granted at fair market value as of the date of grant.

        (2) 35,000 options are exercisable for $22 per share and the remaining options were granted at fair market value as of the date of grant.

        (3) All options were granted at fair market value as of the date of grant.

        (4) Other than the options described in (1) and (2) above, all options were granted at fair market value as of the date of grant.

        The following is a brief summary of the material features of the Employee Option Plan, and is qualified in its entirety by reference to the Employee Option Plan.

SHARES AUTHORIZED

        Currently, up to 750,000 shares of Common Stock may be issued under the Employee Option Plan to any one participant or to all participants in the aggregate. If the Company's shareholders approve the amendment to the Employee Option Plan, a number of shares equal to nine percent (9%) of the total shares of Common Stock outstanding (i.e., 1,341,956 shares of Common Stock as of the date of this Proxy Statement) may be issued under the Employee Option Plan to any one participant or to all participants in the aggregate. The shares may be newly issued by the Company or repurchased by the Company on the open market. If any award granted under the Employee Option Plan is surrendered to the Company, terminates or expires before having been fully exercised, or an award of stock appreciation rights is exercised for cash, then all shares formerly subject to that award shall become available for any award subsequently granted in accordance with the Employee Option Plan. Options, or portions thereof, which have been surrendered in connection with the exercise of tandem stock appreciation rights shall not be available for subsequent awards, and shares of Common Stock issued in payment of such stock appreciation rights shall be charged against the number of shares of Common Stock available for the grant of awards. Shares which are reacquired by the Company or shares issuable subject to restricted share rights which are forfeited pursuant to forfeiture provisions in an award agreement shall be available for subsequently granted awards only if the forfeiting participant received no benefits of ownership (such as dividends actually paid to the participant) other than voting rights of the forfeited shares. Any shares of Common Stock issued by the Company pursuant to its assumption or substitution of outstanding grants from acquired companies shall not reduce the number of shares available for awards under the Employee Option Plan unless issued under the Employee Option Plan. The number of shares authorized is subject to adjustment to reflect certain recapitalizations, reorganizations, mergers or consolidations.

EMPLOYEE OPTION PLAN ADMINISTRATION

        The Employee Option Plan is administered by a committee of two or more members of the Board who shall be elected or appointed by the Board and who shall meet the "disinterested person" requirements of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
Presently, the Compensation Committee acts as the Administrator. The Compensation Committee is currently comprised of Ted J. Simon and Carl R. Weinert. The Administrator has full power and authority to prescribe, amend and rescind rules and procedures governing administration of the Employee Option Plan.

EMPLOYEE OPTION PLAN PARTICIPANTS

        The Administrator may grant awards under the Employee Option Plan to employees of the Company or its subsidiaries, who are officers or have managerial, supervisory or similar responsibilities or who are key administrative employees or sales managers, and who are not covered by any collective bargaining agreement binding on such person's employer. "Officers" are defined as the president, vice president, treasurer, secretary, controller and any other person performing functions corresponding to the foregoing officers for the Company, any member of the Board, and any other participant who is deemed to be an officer or director of the Company for purposes of Section 16 of the Exchange Act, and the rules thereunder. In addition, the Administrator may grant awards under the Employee Option Plan to non-employees who, in the judgment of the Administrator, render significant services to the Company. It is currently estimated that 40 people will be eligible to receive awards under the Employee Option Plan.

STOCK OPTIONS

        The Administrator may grant options entitling the participant to purchase shares of Common Stock from the Company in such quantity, at such price, and on such terms and subject to such vesting periods, termination dates and other conditions as may be established by the Administrator on or prior to the date such option is granted. However, if the Company's shareholders approve the amendment to the Employee Option Plan, the exercise price for all options must be no less than the fair market value of the Common Stock on the date of grant as calculated by the average closing sales prices of the Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including the date of grant; provided, however, that options may be issued at exercise prices of no less than 85% of the fair market value of the Common Stock on the date of grant if such discount is expressly granted in lieu of a reasonable amount of salary or bonus. Options granted to Officers shall not be exercisable for a period of at least six months from the date of grant. No person may be granted options which have been designated as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") in any year entitling such person to purchase a number of shares greater than the maximum number permitted by Section 422 of the Code as in effect on the date of grant. The term of an ISO shall not exceed ten years from the date of grant, and the purchase price of an ISO shall be equal to or greater than the per share market value of the Common Stock on the date of grant. The purchase price of a Performance Based Option ("PBO") shall be equal to the per share market value of the Common Stock on the date of grant, and the PBO shall contain such other terms and conditions as are deemed necessary to prevent limitation of the Company's compensation deduction in connection with the exercise of the option. See "Federal Income Tax Consequences Relating to the Employee Option Plan" below.

STOCK APPRECIATION RIGHTS AWARDS

        The Administrator may grant to participants the right to receive payment from the Company of an amount (the "Incremental Value") equal to the difference between the exercise price established by the Administrator and the per share market value of the Common Stock on the date the right is exercised by the participant. The Company may also grant to any participant a "Tandem SAR." A Tandem SAR is a stock appreciation right covering a share which is at the time of the grant also covered by an option granted to the same participant, either prior to or simultaneously with the grant to such participant of the Tandem SAR. A participant who holds a Tandem SAR may either exercise the stock appreciation right portion or the option portion of the Tandem SAR, but not both. The Administrator may determine the number of shares to be subject to each appreciation right or Tandem SAR, the time at which each stock appreciation right or Tandem SAR shall be exercisable, and all other terms and conditions governing the rights and obligations of a participant with respect to such award. No stock appreciation right may be exercised prior to six months from the date of grant. The exercise price established under any Tandem SAR where the related option has been granted earlier than the Tandem SAR shall not be less than the purchase price of the related option.

        Any payment of Incremental Value which becomes due from the Company by reason of any exercise of any stock appreciation right or Tandem SAR may be paid
(i) in cash, (ii) all in shares of Common Stock, or (iii) in any combination of cash and Common Stock, as determined by the Administrator. Payment of Incremental Value may be made to Officers in cash only if the SAR is exercised in accordance with Rule 16b-3(e) under the Exchange Act.

RESTRICTED SHARE AWARDS

        The Administrator may grant to any participant an award of restricted share rights entitling such person to receive shares of Common Stock in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Administrator shall determine on or prior to the date of grant. The terms of any award of restricted share rights granted under the Employee Option Plan shall be set forth in an award agreement. No restricted share rights shall entitle the holder to receive Common Stock free of all restrictions on transfer prior to the expiration of six months (three years if the Company's shareholders approve the amendment to the Employee Option Plan) from the date of grant.

OTHER STOCK AND STOCK BASED AWARDS

        The Administrator is authorized under the terms of the Employee Option Plan to grant other stock or stock based awards either alone or in conjunction with options or stock appreciation rights. The terms and conditions of any such awards, if and when made, will be set forth in an award agreement between the Company and the participant.

EXERCISE OF AWARDS

        Unless extended by the Administrator or as otherwise provided in the award agreement, the right to exercise any award granted under the Employee Option Plan shall terminate at whichever of the following times first occurs:
(i) 90 days after the participant's termination of employment for any reason other than death or "for cause" (as defined in the Employee Option Plan); (ii) immediately upon termination of employment for cause; or (iii) in the case of a Tandem SAR, the expiration date of the related option. The right to exercise all unexpired awards shall be accelerated and shall accrue as of the date of the participant's death while employed. The Administrator has the right to permit exercise of any award prior to the time such award would otherwise be exercisable under the terms of the agreement granting the award. Similarly, the Administrator has the right to permit any award granted under the plan (except for an ISO) to be exercised more than 90 days after the employment termination of the participant or after its expiration date.

        The purchase price of the shares purchased upon the exercise of an option is to be paid in full in cash by the option holder at the time of exercise. However, the Administrator may (but is not obligated to) permit payment to be made by delivery to the Company of either (i) shares of Common Stock (including shares issuable to the participant pursuant to the exercise of the option, so long as Officers electing to pay with such shares do so within the "window period" required by Rule 16b-3(e) under the Exchange
Act); (ii) any combination of cash and shares of Common Stock permitted by the Administrator; or (iii) such other consideration as is permitted by the Administrator. Shares of Common Stock delivered in payment of the exercise price are valued at their market value as of the date of exercise.

        Unless provided otherwise in the award agreement, if a participant dies while an employee of the Company or one of its subsidiaries, the right to exercise all unexpired installments of that participant's awards are accelerated and the participant's beneficiary may exercise the award with respect to any or all of the shares subject to the award until one year after death. If the participant dies within the 90 day period following termination of employment, then participant's beneficiary may, until one year after the holder's death, exercise the award to the extent it would have been exercisable if the holder had exercised the option immediately prior to the holder's death.

AMENDMENT

        The Board has the complete power and authority to amend the Employee Option Plan; provided, however, that the Board may not amend the Employee Option Plan without shareholder approval if shareholder approval is required under Rule 16b-3 of the Exchange Act or the Code, unless compliance, if discretionary, is no longer desired. If the Company's shareholders approve the amendment to the Employee Option Plan, the Employee Option Plan may be materially amended only with the approval of the Company's shareholders. All other amendments to the Employee Option Plan may be approved by the Board of Directors of the Company without approval of the shareholders.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE EMPLOYEE OPTION PLAN

        The following discussion of certain Federal income tax considerations with respect to options and stock appreciation rights is a summary for general purposes only.

        The Employee Option Plan is not qualified under Code Section 401(a) and is not subject to the Employee Retirement Income Security Act of 1974.

        OPTION AWARDS

        Certain of the income tax consequences of the grant of an option award depend upon whether the option qualifies as an ISO.

        INCENTIVE STOCK OPTIONS

        The grant of an ISO will have no income tax consequences for either the Company or the participant. Subject to the discussion below, there will be no regular income tax liability upon ISO exercise; however, upon the exercise of an ISO, the excess of the fair market value of the Common Stock purchased over the exercise price will be an item of tax preference of the participant for purposes of the application of the alternative minimum tax. If payment of the purchase price of an ISO consists of shares of Common Stock, the participant's basis for an equal number of shares of the Common Stock received will be equal to his basis for the shares exchanged therefor. Any additional shares received will have a basis of zero.

        If the Common Stock acquired pursuant to an ISO is sold, exchanged (except in certain tax-free exchanges) or otherwise disposed of (even if pursuant to the exercise of another ISO) within either one year of the exercise of such ISO or two years of the granting of such ISO, the participant will recognize ordinary income at that time and the Company will be entitled to a deduction at that time in an amount equal to the excess of the fair market value of such Common Stock at the time of exercise over the purchase price. The participant will also recognize capital gain or loss to the extent the amount realized from a sale or exchange differs from the fair market value of such Common Stock at the time of exercise.

        If the Common Stock acquired pursuant to an ISO is sold or exchanged after one year after the exercise of such ISO and two years after the granting of such ISO, the participant will recognize long-term capital gain or loss measured by the difference between the amount realized on such sale or exchange and the purchase price, and the Company will not be entitled to any deduction.

        NONQUALIFIED OPTIONS AND PERFORMANCE BASED OPTIONS

        The grant of a nonqualified purchase option ("NQO") or a PBO will have no income tax consequences for either the Company or the participant (unless the NQO or PBO is freely transferable and has a readily ascertainable market value). Upon the exercise of an NQO or PBO by a participant, the participant will recognize ordinary income and the Company will be entitled to a deduction in an amount equal to the excess of the fair market value of the Common Stock purchased over the purchase price. Such ordinary income is subject to withholding of tax by the Company. The basis of the Common Stock received upon exercise will equal the sum of the exercise price plus the amount included in income by the participant. If payment of the purchase price of an NQO or PBO is made by delivering shares of Common Stock, no additional gain or loss will be recognized by the participant by reason of that exchange, and the participant's basis for an equal number of shares of the Common Stock received will be equal to his basis for the shares exchanged therefor. Any additional shares received will have a basis equal to the amount of ordinary income includible with respect to such purchase. The subsequent sale or exchange of the Common Stock would generally give rise to capital gain or loss.

        STOCK APPRECIATION RIGHTS

        The grant of stock appreciation rights will have no income tax consequences for either the Company or the participant. Upon the exercise of a stock appreciation right by a participant who receives cash, the participant will recognize ordinary income and the Company will be entitled to a deduction in an amount equal to the amount of cash received. Upon the exercise of a stock appreciation right by a participant who receives Common Stock, the participant will recognize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of such Common Stock received. The ordinary income described in the two preceding sentences is subject to withholding of tax by the Company. The subsequent sale or exchange of the Common Stock acquired pursuant to the exercise of a stock appreciation right would generally give rise to capital gain or loss.

        RESTRICTED SHARES

        In the absence of an election by a participant, as explained below, the grant of shares pursuant to an award will not result in taxable income to the participant or a deduction to the Company in the year of the grant. The value of the shares will be taxable to a participant in the year in which the restrictions lapse. Alternatively, (under Code Section 83(b)) a participant may elect to treat as income in the year of grant the fair market value of the shares on the date of grant, provided the participant makes the election within 30 days after the date of such grant. If such an election were made, a participant would not be allowed to deduct at a later date the amount included as taxable income if he should forfeit the shares to the Company. The amount of ordinary income recognized by a participant is deductible by the Company in the year the income is recognized by the participant, provided such amount constitutes reasonable compensation to the participant. In the absence of a Code Section 83(b) election, prior to the lapse of restrictions, distributions paid on the shares subject to such restrictions will be taxable to the participant as additional compensation, and the Company will be allowed a corresponding deduction. Where a Code Section 83(b) election has been made, such distributions would be treated as dividend income to the participant.

        LIMITATION ON COMPENSATION DEDUCTIONS

        In general, the Company will be entitled to a compensation deduction equal to the income recognized by the participant with respect to a NQO, PBO, stock appreciation right or Restricted Share Right at the time that the participant recognizes such income. But, recent amendments to the Code will limit the deduction which a publicly held corporation, such as the Company, may take for compensation paid to "covered employees" to $1 million. Generally, the Chief Executive Officer of the corporation and its four highest compensated officers (excluding the Chief Executive Officer) will be considered to be covered employees. However, this rule limiting the deduction does not apply to performance-based compensation. In general, compensation resulting from the exercise of a stock option is treated as performance-based compensation provided that the option price was equal to or in excess of the fair market value of stock subject to the option at the time of the grant of the option and provided that certain other requirements are met. PBOs granted by the Company are intended to meet these rules so that the compensation resulting from exercising PBOs will be treated as performance-based compensation. In addition, income resulting from the exercise of NQOs and stock appreciation rights where the exercise price is equal or in excess of the fair market value of the stock subject to the option at the time of the grant of the option may also be treated as performance-based compensation. Income resulting from Restricted Share Rights will probably not be treated as performance-based compensation and so the deduction limitation described above may become applicable.

        WITHHOLDING OF TAX

        The Company is entitled to withhold, or secure payment from the participant in lieu of withholding, the amount of any tax required by law to be withheld or paid by the Company with respect to any amount payable or shares issuable under a participant's award. At the election of the participant, with respect to the exercise of a nonqualified option, PBO or a stock appreciation right where shares of Common Stock are to be delivered to the participant, the Company may also withhold shares of Common Stock sufficient to meet those requirements. Unless otherwise provided by the Administrator, with respect to Officers, the Company shall withhold shares sufficient to meet withholding requirements.

AMENDMENT TO THE 1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        GENERAL

        The third matter to be considered at the Annual Meeting will be the approval of an amendment to the Director Option Plan to provide that each independent director who is not an officer or employee of the Company ("Non-Employee Director") and has continuously served the Company for the entire fiscal year shall automatically receive (as of December 31st of such year) a non-qualified stock option (the "Performance Option") to purchase the following number of shares of Common Stock:

                (i) if the Company's funds from operations (as defined by the National Association of Real Estate Investment Trusts) per weighted average number of outstanding shares of Common Stock ("Per Share FFO") for such fiscal year, as determined by reference to the Company's audited financial statements, increased by less than 5% as compared to Per Share FFO for the previous fiscal year, 0 shares;

                (ii) if Per Share FFO for such fiscal year increased by 5% or more but less than 6% as compared to Per Share FFO for the previous fiscal year, 1,000 shares;

                (iii) if Per Share FFO for such fiscal year increased by 6% or more but less than 7% as compared to Per Share FFO for the previous fiscal year, 1,500 shares;

                (iv) if Per Share FFO for such fiscal year increased by 7% or more but less than 8% as compared to Per Share FFO for the previous fiscal year, 2,000 shares;

                (v) if Per Share FFO for such fiscal year increased by 8% or more but less than 9% as compared to Per Share FFO for the previous fiscal year, 2,500 shares;

                (vi) if Per Share FFO for such fiscal year increased by 9% or more but less than 10% as compared to Per Share FFO for the previous fiscal year, 3,000 shares; or

                (vii) if Per Share FFO for such fiscal year increased by 10% or more as compared to Per Share FFO for the previous fiscal year, 3,500 shares.

The per share exercise price for the Performance Option will be the average of the closing sales prices of the Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including June 30th of the year for which the Performance Option was earned.

        The amendment to the Director Option Plan will be approved if it receives the affirmative votes of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting. Abstentions are treated as shares present, or represented at the Annual Meeting, and have the practical effect of a "no" vote. Broker non-votes are considered to be shares not present at the Annual Meeting for this purpose, and are neither counted towards the base number (a majority of which is required for passage) nor as a vote either affirmatively or negatively.

        The initial Director Option Plan was adopted by the Board, effective December 21, 1993, and was ratified and approved by the shareholders of the Company on May 26, 1994. The amended and restated Director Option Plan was adopted by the Company's Board of Directors on May 20, 1996, subject to shareholder approval. The purpose of the Director Option Plan is to enhance the Company's ability to attract and retain the services of experienced and knowledgeable Non-Employee Directors and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its shareholders.

        The table below indicates the options which have been granted under the Director Option Plan as of December 31, 1995 and the options which would have been granted for the year ended December 31, 1995 if the restated Director Option Plan was in effect.

                  NEW DIRECTOR OPTION PLAN BENEFITS TO DATE


                                                                                         DIRECTOR OPTION PLAN
                        NAME AND POSITION                                       DOLLAR VALUE ($)        NUMBER OF UNITS
                        Gary A. Shiffman,                                                                               0
                        Chief Executive Officer and President

                        Jeffrey P. Jorissen,                                                                            0
                        Senior Vice President, Treasurer,
                        Chief Financial Officer and Secretary
                        Brian W. Fannon,                                                                                0
                        Senior Vice President and Chief Operating Officer

                        Jonathan M. Colman,                                                                             0
                        Senior Vice President - Acquisitions

                        All executive officers as a group                                                               0
                        Non-executive directors as a group                                      (1)                24,000

                        Non-executive employees as a group                                                              0

        (1) The 10,000 Initial Options (as defined below) were granted at the fair market value of the Common Stock on the date of grant and the 14,000 Performance Options would have been granted at the average of the closing sales prices of the Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including June 30th of the year for which the Performance Option was earned.

        The following is a summary of the material features of the Director Option Plan, and is qualified in its entirety by reference to the Director Option Plan.

        The operation of the Director Option Plan is automatic, and awards are granted pursuant to a formula set forth in the Director Option Plan. Beginning with the date the Director Option Plan was adopted, each Non-Employee Director will be granted, on the day he or she becomes a director, an option to purchase 2,500 shares of Common Stock (the "Initial Option"). Non-Employee Directors in office as of the time of adoption of the Director Option Plan each received an option to purchase 2,500 shares of Common Stock as of the date of such adoption. The purchase price of each share of Common Stock which may be purchased upon exercise of Initial Options granted under the Director Option Plan will be the fair market value on the date of grant.

        If the shareholders approve the amendment to the Director Option Plan, in addition to the Initial Option, each of the Non-Employee Directors will also be entitled to the Performance Option described above.

        The options awarded under the Director Option Plan will be in addition to, and not in lieu of, the Non-Employee Director's annual retainer fee, meeting fees, or other compensation payable as a result of his or her service on the Company's Board of Directors.

        No option granted under the Director Option Plan may be exercised prior
to one year from the date of grant.   Each option under the Director Option Plan
will become exercisable with respect to 1/3 of the shares one year from the date of grant, with respect to another 1/3 of the shares two years from the date of grant and with respect to the final 1/3 of the shares three years from the date of grant. Each option under the Director Option Plan shall terminate after ten years from the date of grant or, if earlier, three months after the optionee ceases to be a director of the Company, except in the case of death. If a Non-Employee Director dies while a director, the right to exercise all unexercised options would be accelerated and could be exercised by the director's beneficiary within one year of the director's death. If a Non-Employee Director dies within the three month period after he or she ceases to be a director, the Non-Employee Director's beneficiary may exercise his or her options, to the extent exercisable on the date of death, within one year after the Non-Employee Director's death.

        The options granted to Non-Employee Directors under the Director Option Plan may not be assigned or transferred other than by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order which satisfies the requirements of Section 414(p)(1)(A) of the Code. All rights to receive options under the Director Option Plan will terminate immediately in the event a Non-Employee Director ceases to serve as a director.

        The total number of shares of Common Stock which may be granted under the Director Option Plan may not exceed 100,000 shares, subject to adjustments for stock dividends, split-ups, consolidation or similar capital adjustments, and may be authorized and unissued shares or issued shares which have been reacquired by the Company.

        The Director Option Plan will remain in effect until remaining shares available are insufficient to grant the options provided hereunder, or until earlier terminated by action of the Board of Directors. The Board of Directors may amend the Director Option Plan at any time, except that the provisions of the Director Option Plan regarding the amount, price or timing of the awards to Non-Employee Directors may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules issued thereunder. In addition, the Board may not make any amendment for which shareholder approval is required for compliance with Rule 16b-3 under the Exchange Act or other applicable law, unless such compliance, if discretionary, is no longer desired. Rule 16b-3 currently requires shareholder approval of amendments which would (i) materially increase the benefits accruing to participants under the Director Option Plan, (ii) materially increase the number of securities under the Director Option Plan, or (iii) materially modify the requirements as to eligibility for participation in the Director Option Plan.

        FEDERAL INCOME TAX CONSEQUENCES

        The options granted under the Director Option Plan will be nonqualified options (options which are not Incentive Stock Options within the meaning of Section 422 of the Code) and the grant of such an option will have no income tax consequences for either the Company or the participant (unless the option is freely transferable and has a readily ascertainable market value). Upon the exercise of an option by a participant, the participant will recognize ordinary income and the Company will be entitled to a deduction in an amount equal to the excess of the fair market value of the Common Stock purchased over the purchase price. Such ordinary income is not subject to withholding of tax by the Company. The subsequent sale or exchange of the Common Stock acquired pursuant to the exercise of an option would generally give rise to capital gain or loss.


                         MANAGEMENT AND COMPENSATION

EXECUTIVE OFFICERS

        The persons listed below are the current executive officers of the Company. Each is annually appointed by, and serves at the pleasure of, the Board.

                       NAME                             AGE                         OFFICE
                       ----                             ---                         ------
 Milton M. Shiffman  . . . . . . . . . . . . . .        67        Chairman of the Board of Directors
 Gary A. Shiffman  . . . . . . . . . . . . . . .        42        Chief Executive Officer and President
 Jeffrey P. Jorissen . . . . . . . . . . . . . .        51        Senior Vice President, Treasurer, Chief
                                                                  Financial Officer and Secretary
 Brian W. Fannon . . . . . . . . . . . . . . . .        47        Senior Vice President and Chief Operating
                                                                  Officer
 Jonathan M. Colman  . . . . . . . . . . . . . .        40        Senior Vice President - Acquisitions
 Ronald A. House . . . . . . . . . . . . . . . .        51        Senior Vice President

        Background information for Milton M. Shiffman and Gary A. Shiffman is provided under "Election of Directors," above. Background information for the other four executive officers is set forth below.

        JEFFREY P. JORISSEN has been Chief Financial Officer and Secretary since August 1993, and Senior Vice President and Treasurer since December 1993. As a certified public accountant, he was with the international accounting firm of Coopers & Lybrand for 16 years, including eight years as a partner. During his tenure at Coopers & Lybrand, Mr. Jorissen specialized in real estate and directed financial statement examinations of numerous public companies. From 1987 to 1991, he was President and Treasurer of Stoneridge Resources, Inc., the holding entity for three public companies. Mr. Jorissen is also the Chief Financial Officer and Secretary of Home Services, Sun Management, Sun QRS and Sun Florida QRS, and Mr. Jorissen is also the Secretary and Treasurer of Sun Golf.

        BRIAN W. FANNON joined the Company in May 1994 as Senior Vice President-Operations and became Chief Operating Officer in 1995. Prior to joining the Company, he worked for Lautrec, Ltd., then the largest manufactured housing community owner-operator in the United States, where he was responsible for operations comprising 25,000 sites and 300 employees, and Quality Homes, Inc., its sales and marketing division. He joined that organization in 1978 as a regional manager and became President in 1986. Mr. Fannon was appointed by Governor Milliken to the Michigan Mobile Home Commission in 1977, the year of its inception. Subsequent appointments by Governors Blanchard and Engler have enabled Mr. Fannon to serve on such commission, including serving as its chairman from 1986 to 1994. Mr. Fannon is also the Vice President-Operations of Sun Golf.

        JONATHAN M. COLMAN joined the Company in 1994 as Vice President-Acquisitions and became a Senior Vice President in 1995. A certified public accountant, Mr. Colman has over 13 years of experience in the manufactured housing community industry. He has been involved in the acquisition, financing and management of over 75 manufactured housing communities for two of the 10 largest manufactured housing community owners, including Uniprop, Inc. during its syndication of over $90 million in public limited partnerships in the late 1980s. Mr. Colman is also the Vice President of Sun Golf.

        RONALD A. HOUSE joined the Company as a Senior Vice President in May 1996, upon completion of the Company's acquisition of the Aspen Properties. Prior to joining the Company, Mr. House was a vice president, chief operating officer and treasurer of Aspen. Mr. House received a bachelor's degree and a master's degree in Business Administration from the University of Michigan. Mr. House is a certified public accountant with experience in financial management, including five years' experience as an audit and tax senior with Touche Ross & Co., an international public accounting firm.

        To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any executive officer during the past five years.

EXECUTIVE COMPENSATION

        The following table sets forth all compensation paid to the Chief Executive Officer and each executive officer whose remuneration from the Company exceeded $100,000 during the fiscal year ended December 31, 1995.

                          SUMMARY COMPENSATION TABLE
                                                   ANNUAL                LONG TERM
                                                   ------                ---------
                                                COMPENSATION           COMPENSATION
                                                ------------           ------------
                                                                                                ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR   SALARY($)    Bonus($)      OPTIONS(#)        COMPENSATION($)
- - ---------------------------              ----   ---------    --------      ----------        ---------------
Gary A. Shiffman,                        1995   $200,000           0        305,430           $177,319(1)
Chief Executive Officer and              1994   $187,150           0              0                  0
President . . . . . . . . . . . . . . .  1993          0           0         50,000                  0

Jeffrey P. Jorissen,                     1995   $149,800     $15,000         35,000                  0
Senior Vice President, Treasurer, Chief  1994   $118,654           0              0           $ 27,383(2)
Financial Officer and                    1993   $ 30,769           0         20,000                  0
Secretary . . . . . . . . . . . . . . .


Brian W. Fannon,                         1995   $133,275     $15,000              0                  0
Senior Vice President and Chief          1994   $ 65,027           0         45,000                  0
Operating Officer . . . . . . . . . . .

Jonathan M. Colman,                      1995   $100,000     $10,000              0                  0
Senior Vice President-Acquisitions  . .  1994   $ 55,192     $ 6,000         20,000                  0

- - --------------------

(1) On May 11, 1995, the Company issued 94,570 shares of Common Stock to Mr. Gary Shiffman in consideration for promissory notes aggregating $2,045,076, or $21.625 per share (the "Consideration"). The Consideration was based on the average of the closing sales prices of the Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including May 4, 1995, which was the date that the proposed transaction with Mr. Gary Shiffman was presented to and approved by the Company's Board of Directors. However, in accordance with the rules and regulations promulgated pursuant to the Exchange Act, the Company is required to report the difference between the Consideration (i.e., $21.625 per share) and the fair market value of the Common Stock on the date of issuance (i.e., $23.50 per share) as "Other Compensation" in the Summary Compensation Table.

(2) Aggregate value of shares of Common Stock transferred from Milton M. Shiffman, Gary A. Shiffman and Robert B. Bayer at various times in the fiscal year ended December 31, 1994. Mr. Milton Shiffman assigned 411 shares of Common Stock to Mr. Jorissen on June 16, 1994, Mr. Gary Shiffman assigned 411 shares of Common Stock to Mr. Jorissen on March 3, 1994 and Mr. Bayer assigned 411 shares of Common Stock to Mr. Jorissen on January 18, 1994. The closing sales prices on June 16, 1994, March 3, 1994 and January 18, 1994 were $23.625, $22.25 and $20.75, respectively.

                           OPTION/SAR GRANTS TABLE

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                         SHARES         % OF TOTAL                                         ANNUAL RATES OF STOCK
                       UNDERLYING      OPTIONS/SARS                                         PRICE APPRECIATION
                      OPTIONS/SARS      GRANTED TO     EXERCISE                               FOR OPTION TERM
                         GRANTED        EMPLOYEES       PRICE     EXPIRATION       -------------------------------------
       NAME              IN 1995         IN 1995       ($/SH.)       DATE            0%             5%             10%
                                                                                    ($)             ($)             ($)

Gary A. Shiffman         305,430          81.35%       $21.625      7/3/05       $1,030,826      $4,848,701     $8,666,576

Jeffrey P.  Jorissen      35,000           9.32%       $22         5/23/05       $   70,000      $  490,000     $  910,000

Brian W. Fannon                0            N/A         N/A          N/A           N/A                N/A            N/A

Jonathan M. Colman             0            N/A         N/A          N/A           N/A                N/A            N/A


                      AGGREGATED OPTION/SAR EXERCISES AND
                    FISCAL YEAR-END OPTION/SAR VALUES TABLE


                                                                 NO. OF UNEXERCISED              VALUE OF UNEXERCISED
                                                                   OPTIONS/SARS AT           IN-THE-MONEY OPTIONS/SARS AT
                                                                   FISCAL YEAR-END                FISCAL YEAR-END(1)
                                                                 ------------------          ----------------------------
                              SHARES
                             ACQUIRED
                           ON EXERCISE         VALUE                             NOT                              NOT
         NAME                IN 1995         RECEIVED        EXERCISABLE     EXERCISABLE     EXERCISABLE      EXERCISABLE

Gary A. Shiffman            305,430(2)       $1,030,826       50,000(3)           0            $318,750           N/A

Jeffrey P. Jorissen(4)            0            N/A            31,667         23,333            $178,543        $102,082
Brian W. Fannon(5)                0            N/A            30,000         15,000            $116,250        $ 58,125

Jonathan M. Colman(5)             0            N/A            13,333          6,667            $ 51,665        $ 25,835

        ------------------

        (1) Value based on the last reported sales price on December 29, 1995 which was $26.375 per share.

        (2) Stock options granted July 3, 1995 pursuant to the Employee Option Plan. Options were exercised immediately after grant.

        (3) Stock options granted December 21, 1993 pursuant to the Employee Option Plan. Options must be exercised by December 21, 2003. Exercise price is $20.00 per share.

        (4) 20,000 stock options were granted December 1, 1993 pursuant to the Employee Option Plan. Such options must be exercised by December 1, 2003 and the exercise price is $20.00 per share. In addition, 35,000 stock options were granted May 23, 1995 pursuant to the Employee Option Plan. Such options must be exercised by May 23, 2005 and the exercise price is $22.00 per share.

        (5) Stock options granted July 18, 1994 pursuant to the Employee Option Plan. Options must be exercised by July 18, 2004. Exercise price is $22.50 per share.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        Policy of Executive Officer Compensation

        The executive compensation program is administered by the Compensation Committee of the Board (the "Committee") which is comprised of Non- Employee Directors, Messrs. Ted J. Simon and Carl R. Weinert. The program supports the Company's commitment to providing superior shareholder value. It is designed to attract and retain high-quality executives, to encourage them to make career commitments to the Company, and to accomplish the Company's short and long term objectives. The Committee attempts to structure a compensation program for the Company that will reward its top executives with bonuses and stock and option awards upon attainment of specified goals and objectives while striving to maintain salaries at reasonably competitive levels. The Committee reviews the compensation (including salaries, bonuses and stock options) of the Company's officers and performs such other duties as may be delegated to it by the Board. The Committee held four (4) formal meetings during the fiscal year ended December 31, 1995.

        In reviewing the compensation to be paid to the Company's executive officers during the fiscal year ended December 31, 1995, the Committee sought to ensure that executive officers were rewarded for long term strategic management, for increasing the Company's value for its shareholders, and for achieving internal goals established by the Board.

        The key components of executive officer compensation are salary, bonuses and stock option awards. Salary is generally based on factors such as an individual officer's level of responsibility, prior years' compensation, comparison to compensation of other officers in the Company, and compensation provided at competitive companies and companies of similar size. Bonuses and stock option awards are intended to reward exceptional performances. Stock option awards are also intended to increase an officer's interest in the Company's long-term success as measured by the market and book value of its Common Stock. Stock awards may be granted to officers and directors of the Company and its subsidiaries and to certain employees who have managerial or supervisory responsibilities under the Employee Option Plan. Stock awards may be stock options, stock appreciation rights, restricted share rights or any variation thereof. Two executive officers and seven key employees received stock options under the Employee Option Plan during the fiscal year ended December 31, 1995.

        CEO Compensation

        During the fiscal year ended December 31, 1995, Gary A. Shiffman served in the capacity of Chief Executive Officer of the Company. Under Mr. Shiffman's leadership, the Company's net income before minority interest increased by more than 52% in 1995 as compared to 1994, and the Company continued its growth by acquiring an additional eight manufactured housing communities in 1995. See "Shareholder Return Performance Presentation."

        Prior to the Company's initial public offering and the formation of the Committee, the Company entered into an employment agreement with Mr. Shiffman which governed the salary and bonus paid to Mr. Shiffman during the fiscal year ended December 31, 1995. Consequently, the Committee did not establish the compensation for Mr. Shiffman. Pursuant to this employment agreement, Mr. Shiffman was paid a salary of $200,000 and may have been entitled to incentive compensation on the basis of the Company's performance. However, Mr. Shiffman requested that the Company not pay him any incentive compensation at that time and the Committee honored this request. Based upon market studies of pay levels for chief executive officers of REITs (conducted by the National Association of Real Estate Investment Trusts), the Committee believes that Mr. Shiffman's salary and bonus compensation is competitive with, if not below, the appropriate level for his position, particularly in view of his performance. See "Certain Transactions."

        On May 4, 1995, the Board approved a proposal to issue 400,000 shares of Common Stock to Mr. Shiffman at $21.625 per share, which was the average of the closing sales prices of the Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including May 4, 1995. The Company structured this transaction to provide for the issuance of 94,570 shares of Common Stock to Mr. Shiffman and the granting of an option to Mr. Shiffman to purchase 305,430 shares of Common Stock; provided that Mr. Shiffman immediately exercise the option and be at risk with respect to the performance of the underlying Common Stock. The Committee granted this option to Mr. Shiffman on July 3, 1995 and Mr. Shiffman immediately exercised the option. In accordance with the rules and regulations promulgated pursuant to the Exchange Act, the Company is required to report the difference between the exercise price of the option and the fair market value of the Common Stock on the date the option was granted as "Other Compensation" in the Summary Compensation Table. The Committee granted this option to Mr. Shiffman to provide Mr. Shiffman with a greater stock ownership in the Company in order to cause his interests to be more closely aligned with the shareholders' interest in promoting the Company's financial success. The Committee did not grant this option as compensation to Mr. Shiffman for services rendered the Company. See "Management Compensation - Executive Compensation" and "Certain Transactions."


                        Ted J. Simon     Carl R. Weinert


EMPLOYMENT AGREEMENTS

        The Company has entered into employment agreements with Milton M. Shiffman and Gary A. Shiffman (the "Executives") pursuant to which Milton M. Shiffman serves as Chairman of the Board of Directors and Gary A. Shiffman as President. Each of these employment agreements is for an initial term of approximately three years ending December 31, 1996. Pursuant to these employment agreements, Milton M. Shiffman was paid an initial annual base salary of $50,000 in 1994 and Gary A. Shiffman was paid an initial annual base salary of $200,000 in 1994. These base salaries will be increased by 5% annually (however, Milton M. Shiffman agreed to reduce his base salary to $25,000 for 1996) and each Executive is entitled to incentive compensation consisting of an annual bonus equal to: (i) 25% of such Executive's base salary for the applicable year if funds from operations per share of Common Stock for the applicable year (calculated on a fully diluted basis without including properties acquired during such year) has increased by more than 5.0% from the preceding year; or (ii) 50% of such Executive's base salary for the applicable year if funds from operations per share of Common Stock for the applicable year (calculated on a fully diluted basis without including properties acquired during such year) has increased by more than 8.5% from the preceding year. Incentive compensation will be paid half in cash and half in shares of Common Stock, valued at the then current market price.

        Pursuant to his employment agreement, Milton M. Shiffman is required to devote such time to the Company's affairs as is needed to fulfill his duties as Chairman of the Board. Except for time devoted to personal investments, projects and charitable and community activities (subject, however, to the noncompetition clause set forth in his employment agreement and the limitation that the amount of time devoted does not materially affect the performance of his duties under his employment agreement), Gary A. Shiffman is required to devote his entire time, ability and attention to the business affairs of the Company.

        In the event of an Executive's death or if the Company elects to terminate his employment agreement if he is totally disabled for at least six consecutive months, the Company will be required to pay additional compensation for a period of 24 months after such termination at the rate of such Executive's then annual base salary. If the Company terminates an Executive's employment without cause, it will be required to pay the Executive one year's base salary. In the event of any merger or consolidation where the Company is not the surviving or consolidated corporation, or a transfer of all or substantially all of the Company's assets, the Company will be required to pay each Executive two years' base salary.

NONCOMPETITION AGREEMENTS

        Each of the Executives' employment agreements includes a noncompetition clause. Milton M. Shiffman's employment agreement prohibits him from engaging directly or indirectly in the manufactured housing business during the period he is an officer or director of the Company and for a period of two years following the period he is an officer or director of the Company, but allows him to engage in other commercial and residential activities. Gary A. Shiffman's noncompetition agreement precludes him from engaging directly or indirectly in the manufactured housing business during the period he is an officer or director of the Company and for a period of two years following the period he is an officer or director of the Company, but allows him to make passive investments relating to real estate in general or the housing industry in particular (other than in manufactured housing communities) during the period he is an officer or director of the Company.

OUTSIDE DIRECTOR COMPENSATION

        Directors who are not employees of the Company are entitled to an annual retainer fee of $12,000, payable $3,000 per calendar quarter, plus a $1,000 fee for each quarterly meeting of the Board. For services during the fiscal year ended December 31, 1995, Ted J. Simon, Carl R. Weinert, Paul D. Lapides and Clunet R. Lewis each earned directors' fees of $16,000.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total return of a broad market index composed of all issuers listed on the New York Stock Exchange and an industry index composed of publicly traded real estate investment trusts, for the period commencing on December 9, 1993 (the date of the Company's initial public offering) and ending on December 31, 1995. This line graph assumes a $100 investment on December 9, 1993 with dividend reinvestment.


                    COMPARISON OF CUMULATIVE TOTAL RETURN
                         AMONG SUN COMMUNITIES, INC.,
               NYSE BROAD MARKET INDEX AND REIT INDUSTRY INDEX





                                   [LINE GRAPH]



                        12/9/93         12/31/93        12/31/94        12/31/95
                        -------         --------        --------        --------
Sun Communities, Inc.    100.00           99.76          120.56          149.33
NYSE Broad Market Index  100.00          102.97          100.97          130.92
REIT Industry Index      100.00          100.08          100.92          118.53

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


        The following table sets forth, as of May 3, 1996, the shareholdings of:
(a) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Common Stock; (b) each director of the Company; (c) each executive officer listed in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group, based upon information available to the Company.


                                                   AMOUNT AND NATURE OF        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP     OUTSTANDING SHARES(1)
- - ------------------------------------               --------------------     ------------------
Milton M. Shiffman(2)                                       504,343 (3)                     3.35%
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Gary A. Shiffman                                            775,367 (4)                     5.14%
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Jeffrey P. Jorissen                                          66,558 (5)                         *
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334
Brian W. Fannon                                              40,434 (6)                         *
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Jonathan M. Colman                                           20,833 (7)                         *
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Ronald A. House                                               5,056 (8)                         *
2757 44th Street, S.W.
Grand Rapids, Michigan 49509

Ted J. Simon                                                  2,667 (9)                         *
P.O. Box 33446
Detroit, Michigan 48232

Carl R. Weinert                                               1,667 (10)                        *
15688 Mok
Eastpointe, Michigan 48021

Paul D. Lapides                                               2,167 (11)                        *
1000 Chastain Road
Kennesaw, Georgia 30144


                                                   AMOUNT AND NATURE OF        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP     OUTSTANDING SHARES(1)
- - ------------------------------------               --------------------     ------------------
Clunet R. Lewis                                                   3,667 (9)                    *
27777 Franklin Road
Suite 1356
Southfield, Michigan 48034

Ronald L. Piasecki                                               34,875 (12)                   *
78067 San Timoteo
La Quinta, California 92253

The Equitable Companies Incorporated (13)                       518,000                     3.47%
787 Seventh Avenue
New York, New York 10019
LaSalle Advisors Limited Partnership (14)                       946,300                     6.35%
11 South LaSalle Street
Chicago, Illinois 60603

All current executive officers and directors as a             1,457,634 (15)                9.47%
group (11 persons)

*  Less than one percent (1%) of the outstanding shares.

(1) Percentage calculations based on 14,910,628 shares of Common Stock issued and outstanding as of May 3, 1996 plus shares of Common Stock which may be acquired pursuant to options exercisable or limited partnership interests in the Operating Partnership ("Common OP Units") that are convertible into Common Stock within sixty days of May 3, 1996 by each individual or group listed.

(2) 103,530 of the Common OP Units are held directly by Mr. Shiffman and the remaining 38,264 Common OP Units are held by the 1995 Milton M. Shiffman Qualified Annuity Trust, pursuant to which Milton M. Shiffman is the income beneficiary and entitled to an annuity for the term of the trust equal to 56% of the initial fair market value of the trust.

(3) Includes 141,794 Common OP Units convertible into shares of Common Stock and 8,333 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996. Does not include shares or Common OP Units held by other family members as to which beneficial ownership is disclaimed.

(4) Includes 127,794 Common OP Units convertible into shares of Common Stock and 58,333 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996. Does not include shares or Common OP Units held by other family members as to which beneficial ownership is disclaimed.

(5) Includes 48,333 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996. Does not include shares held by other family members as to which beneficial ownership is disclaimed.

(6) Includes 33,334 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996.

(7) Includes 15,833 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996.

(8)     Includes 5,056 Common OP Units convertible into shares of Common Stock.

(9) Includes 1,667 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996.

(10) Includes 834 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996.

(11) Includes 1,167 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996.

(12) Includes 13,889 Common OP Units convertible into shares of Common Stock held by Aspen Group, a Michigan co-partnership, which are attributable to Mr. Piasecki because of his 25% general partnership interest in Aspen Group. Includes 20,986 Common OP Units convertible into shares of Common Stock held by Aspen Group-KC, a Michigan co-partnership, which are attributable to Mr. Piasecki because of his 25% general partnership interest in Aspen Group-KC. Mr. Piasecki does not directly own any shares of Common Stock or Common OP Units.

(13) Includes shares held by The Equitable Life Assurance Society of the United States, a subsidiary, which (according to the Schedule 13G filed by this group) were acquired solely for investment purposes and shares held by Alliance Capital Management L.P., a subsidiary, which (according to the Schedule 13G filed by this group) were acquired solely for investment purposes on behalf of client discretionary investment advisory accounts. The Equitable Life Assurance Society of the United States and Alliance Capital Management L.P. were included in a Schedule 13G filed by a group which also consisted of The Equitable Companies Incorporated; Donaldson, Lufkin & Jenrette Securities Corporation; Wood, Struthers & Winthrop Management Corporation; Alpha Assurances I.A.R.D. Mutuelle; Alpha Assurances Vie Mutuelle; AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; Uni Europe Assurance Mutuelle; and AXA.

(14) Includes shares held by LaSalle Advisors Limited Partnership ("LaSalle") and ABKB/LaSalle Securities Limited Partnership, which (according to the
        Schedule 13G filed by this group) is a Maryland limited partnership, the limited partner of which is LaSalle and the general partner of which is ABKB/LaSalle Securities, Inc., a Maryland corporation, the sole stockholder of which is LaSalle. LaSalle and ABKB/LaSalle Securities Limited Partnership, each registered investment advisors, have different advisory clients.

(15) Includes 309,519 Common OP Units convertible into shares of Common Stock and 169,501 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of May 3, 1996.

        The Company is required to identify each person who was an officer, director or beneficial owner of more than 10% of the Company's registered equity securities during the Company's most recent fiscal year and who did not file on a timely basis reports required by Section 16(a) of the Exchange Act. Based solely upon its review of copies of such reports received by it during or with respect to the fiscal year ended December 31, 1995, the Company believes that all officers, directors and beneficial owners of more than 10% of the Company's registered equity securities timely filed all required reports, except that: (a) Gary A. Shiffman, the Chief Executive Officer and President of the Company, filed one late report on Form 4 regarding two transactions; (b) Jeffrey P. Jorissen, the Company's Senior Vice President, Chief Financial Officer, Treasurer and Secretary, filed three late reports on Form 4 regarding five transactions, failed to file one report on Form 4 regarding one transaction and filed one late report on Form 5 regarding such transaction; and (c) Brian W. Fannon, the Company's Senior Vice President and Chief Operating Officer filed three late reports on Form 4 regarding three transactions.

                              CERTAIN TRANSACTIONS

         Effective as of February 7, 1995, the Operating Partnership paid Water Oak, Ltd., a limited partner of the Operating Partnership, $1,003,205 in cash in lieu of the issuance of additional OP Units (valued at $1,003,205) required to be issued to Water Oak, Ltd. on or before January 31, 1995 in accordance with the terms of that certain Agreement to Contribute Property to Partnership, dated as of September 22, 1993.

         As of May 11, 1995, the Company issued Mr. Gary A. Shiffman, the Company's Chief Executive Officer and President, 94,570 shares of Common Stock (the "Issued Shares") for $2,045,076.25 (the "Purchase Price"), or $21.625 per share (the average of the closing sales prices of the Common Stock as quoted on the New York Stock Exchange for the ten business day period immediately preceding and including May 4, 1995). The Purchase Price was evidenced by two
(2) separate 10-year promissory notes that each have an original principal amount equal to half of the Purchase Price and bear interest at 9% per annum (the "Stock Notes"). In addition, as of July 3, 1995, the Company granted Mr. Shiffman a non- qualified stock option (the "Option") to purchase 305,430 shares of Common Stock (the "Option Shares" and together with the Issued Shares, the "Shares") for an exercise price of $6,604,923.75 (the "Exercise Price"), or $21.625 per share; provided that Mr. Shiffman immediately exercise the option and be at risk with respect to the performance of the underlying Common Stock. The Option was immediately exercised by Mr. Shiffman and the Exercise Price was evidenced by a 10-year promissory note bearing interest at 9% per annum (the "Option Note" and together with the Stock Notes, the "Promissory Notes"). Effective as of March 11, 1996, in lieu of paying Mr. Shiffman additional bonuses for 1995, the interest rate on the Promissory Notes was changed to the rate of interest per annum equal to six months' LIBOR plus 175 basis points, with a maximum interest rate of 9% per annum and a minimum interest rate of 6% per annum. One of the Stock Notes is secured by the Issued Shares (the "Secured Note"), and the other is unsecured but fully recourse to Mr. Shiffman (the "Recourse Note"). The Option Note is secured by 177,636 of the Option Shares (the "Secured Shares") and 127,794 Common OP Units (the "Secured Units"). Mr. Shiffman's personal liability on the Secured Note and the Option Note is limited to all accrued interest on such notes plus fifty percent (50%) of the deficiency, if any, after application of the proceeds from the sale of the Issued Shares or the Secured Shares and Secured Units, as applicable, to the then outstanding principal balance of the Secured Note or the Option Note, as applicable. Because a dividend was paid on the Shares for the quarter ended June 30, 1995, interest on the Promissory Notes accrues from and after April 1, 1995, the beginning of such quarter. The Promissory Notes provide for quarterly interest only payments and provide that all cash distributions and dividends paid to Mr. Gary Shiffman on the Issued Shares, the Secured Shares and the Secured Units (the "Distributions") will first be applied toward the accrued and unpaid interest under the Promissory Notes and sixty percent (60%) of the remainder of the Distributions, if any, will be applied toward the outstanding principal balance of the Promissory Notes. As of May 1, 1996, the amounts outstanding on the Secured Note, the Recourse Note and the Option Note were approximately $1,030,207.17, $1,030,207.16 and $6,654,460.68, respectively.

         On April 8, 1996, the Company completed a $122.8 million public offering of 4.7 million shares of its Common Stock (the "Equity Offering"). Jeffrey P. Jorissen, the Company's Senior Vice President, Treasurer, Chief Financial Officer and Secretary, Brian W. Fannon, the Company's Senior Vice President and Chief Operating Officer, and Jonathan M. Colman, the Company's Senior Vice President - Acquisitions, collectively, purchased 20,000 shares of Common Stock in the Equity Offering at the public offering price of $26.125 per share. Such purchases in the Equity Offering were financed with loans from the Operating Partnership on terms substantially identical to the terms of the Operating Partnership's loan to Mr. Gary Shiffman to finance the purchase of the Issued Shares, as described above. As of May 1, 1996, the total amounts outstanding on Mr. Jorissen's promissory notes to the Operating Partnership, Mr. Fannon's promissory notes to the Operating Partnership and Mr. Colman's promissory notes to the Operating Partnership were approximately $263,209.38, $157,925.62 and $105,283.76, respectively.

        On May 1, 1996, the Company acquired the Aspen Properties from affiliates of Aspen. Of the $226.0 million purchase price for the Aspen
Properties: (i) $144.0 million was used to retire existing mortgage debt secured by the Aspen Properties; (ii) $42.1 million was distributed to the limited and general partners of certain partnerships affiliated with Aspen, including Mr. Ronald L. Piasecki and Mr. Ronald A. House; (iii) $4.2 million was issued in the form of Common OP Units in the Operating Partnership; and (iv) $35.8 million was issued in the form of convertible preferred limited partnership interests in the Operating Partnership ("Preferred OP Units"). Both the Common OP Units and the Preferred OP Units were issued to affiliates of Aspen, including, either directly or indirectly, Mr. Piasecki and Mr. House. Upon completion of the acquisition of the Aspen Properties, Mr. Piasecki was appointed to the Board of Directors of the Company and Mr. House was appointed a Senior Vice President of the Company.

                              GENERAL INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

        The Board selected Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ended December 31, 1995. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. It is expected that Coopers & Lybrand L.L.P. will also serve the Company in the same capacity during the fiscal year ending December 31, 1996.

SHAREHOLDERS' PROPOSALS

        Any and all shareholder proposals for inclusion in the proxy materials for the Company's next Annual Meeting of Shareholders must comply with the rules and regulations promulgated under the Exchange Act and must be received by the Company, at its offices at 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334, not later than February 3, 1997. Such proposals should be addressed to the Company's Secretary.

        The Company's Bylaws also contain certain provisions which affect shareholder proposals. The Company's Bylaws provide that: (a) with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Board of Directors, or (iii) by a shareholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws; and (b) with respect to special meetings of shareholders, only the business specified in the Company's notice of meeting may be brought before the meeting of shareholders, and nominations of persons for election to the Board of Directors may be made only (i) by the Board of Directors, or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by a shareholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws.

OTHER MATTERS

        The Company's Annual Report for the year ended December 31, 1995 has been mailed with this Proxy Statement or previously delivered to shareholders.

        Management knows of no matters which will be presented for consideration at the Annual Meeting other than those stated in the Notice of Meeting. However, if any other matters do properly come before the Annual Meeting, the person or persons named in the accompanying proxy form will vote the proxy in accordance with their best judgment regarding such matters, including the election of a director or directors other than those named in this Proxy Statement should an emergency or unexpected occurrence make the use of such discretionary authority necessary, and also regarding matters incident to the conduct of the meeting.

        Shareholders are requested to date, sign and return the enclosed proxy in the enclosed postage-paid envelope. So that the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting may be assured, prompt execution and return of the proxy is requested.


                                        By Order of the Board of Directors

                                        JEFFREY P. JORISSEN
                                        Secretary

Dated: June 3, 1996

                            SUN COMMUNITIES, INC.

                            AMENDED AND RESTATED

                           1993 STOCK OPTION PLAN


                                 ARTICLE I.
                      PURPOSE AND ADOPTION OF THE PLAN

        1.01 PURPOSE. The purpose of the Sun Communities, Inc. Stock Option Plan (the "Plan") is to provide certain key employees of Sun Communities, Inc. (the "Company") with an additional incentive to promote the Company's financial success and to provide an incentive which the Company may use to induce able persons to enter into or remain in the employment of the Company or a Subsidiary.

        1.02 ADOPTION AND TERM. The Plan was initially approved by the Board and the Company's shareholders and was effective as of November 19, 1993. The Amended and Restated Plan was approved by the Board on, and is effective as of, May 20, 1996, subject to approval of the Company's stockholders on or before May 20, 1997, and will remain in effect until all shares authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board; provided, however, that no Incentive Stock Option may be granted after November 19, 2003.

                                 ARTICLE II.
                                 DEFINITIONS

        2.01 ADMINISTRATOR means the group of persons having authority to administer the Plan pursuant to Section 3.01.

        2.02 AVERAGE PRICE means, on any given date, the average of the closing sales prices of the Company Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including the Date of Grant.

        2.03 AWARD means any one or combination of Non-Qualified Stock Options, Performance Based Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Share Rights or any other award made under the terms of the Plan.

        2.04 AWARD AGREEMENT means a written agreement between the Company and Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted under the Plan.

        2.05 AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified conditions set forth in the Award Agreement must be satisfied.

        2.06 BENEFICIARY means (a) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and Award Agreement upon the Participant's death; or (b) an individual, who by designation of the Participant, succeeds to the rights and obligations of the Participant under the Plan and Award Agreement upon the Participant's death.

        2.07       BOARD means the Board of Directors of the Company.

        2.08 CHANGE OF CONTROL EVENT means (a) an event or series of events by which any Person or other entity or group (as such term is used in Section 13(d) and 14(d) of the Exchange Act) of Persons or other entities acting in concert as a partnership or other group (a "Group of Persons") (other than Persons who are, or Groups of Persons entirely made up of, (i) management personnel of the Company or (ii) any affiliates of any such management personnel) shall, as a result of a tender or exchange offer or offers, an open market purchase or purchases, a privately negotiated purchase or purchases or otherwise, become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting stock of the Company; (b) the Company consolidates with, or merges with or into, another Person (other than a Subsidiary in a transaction which is not otherwise a Change of Control Event), or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding voting stock of the Company is converted into or exchanged for cash, securities or other property; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or (d) any liquidation or dissolution of the Company (other than a liquidation into a Subsidiary that is not otherwise a Change of Control Event).

        2.09 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

        2.10       COMPANY means Sun Communities, Inc., a Maryland corporation.

        2.11 COMPANY COMMON STOCK means the Common Stock of the Company, par value $0.01.

        2.12 DATE OF GRANT means the date designated by the Administrator as the date as of which it grants an Award, which shall not be earlier than the date on which the Administrator approves the granting of such Award.

        2.13 DIRECTOR means a member of the Board of Directors of the Company.

        2.14 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

        2.15 EXERCISE PRICE means, with respect to a Stock Appreciation Right, the amount established by the Administrator, in accordance with Section
7.03 hereunder, and set forth in the Award Agreement, which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the Incremental Value to be paid to the Participant.

        2.16 EXPIRATION DATE means the date specified in an Award Agreement as the expiration date of such Award.

        2.17 FAIR MARKET VALUE means, with respect to Awards granted coincident with the date of the closing of the Company's initial public offering of Company Common Stock, the public offering price. Thereafter, Fair Market Value means, on any given date, the average of the highest and lowest selling price for the Company Common Stock as reported on the Composite Tape for New York Stock Exchange Listed Companies, or, if there were no sales on such date, the average of the highest and lowest selling price for the most recent date upon which a sale was reported.

        2.18       INCENTIVE STOCK OPTION means a stock option described in
Section 422 of the Code.

        2.19       INCREMENTAL VALUE has the meaning given such term in Section
7.01 of the Plan.

        2.20 NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

        2.21 OFFICER means a president, vice president, treasurer, secretary, controller, and any other person who performs functions corresponding to the foregoing officers for the Company, any member of the Board of the Company or any person performing similar functions with respect to the Company, and any other participant who is deemed to be an officer or director of the Company for purposes of Section 16 of the Exchange Act and the rules thereunder, as currently in effect or as amended from time to time.

        2.22 OPTIONS means all Non-Qualified Stock Options, Incentive Stock Options and Performance Based Options granted at any time under the Plan.

        2.23       PARTICIPANT shall have the meaning set forth in Article V.

        2.24 PERFORMANCE BASED OPTION means a stock option which, upon exercise or at any other time, would not result in or give rise to "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

        2.25 PLAN means the Sun Communities, Inc. Stock Option Plan, as described herein and as it may be amended from time to time.

        2.26 PURCHASE PRICE, with respect to options, shall have the meaning set forth in Section 6.02.

        2.27 RESTRICTED SHARE RIGHT means a right to receive Company Common Stock subject to restrictions imposed under the terms of an Award granted pursuant to Article IX.

        2.28 RULE 16B-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as currently in effect and as it may be amended from time to time, and any successor rule.

        2.29 STOCK APPRECIATION RIGHT means an Award granted in accordance with Article VII.

        2.30 SUBSIDIARY shall have the meaning set forth in Section 424(f) of the Code.

        2.31 TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any other similar transaction in which the Participant's employer ceases to be the Company or a Subsidiary of the Company. Whether an authorized leave of absence or absence on military or government service, absence due to disability, or absence for any other reason shall constitute Termination of Employment shall be determined in each case by the Administrator in its sole discretion.

                                ARTICLE III.
                               ADMINISTRATION


        3.01 ADMINISTRATION. The Administrator of the Plan shall be a committee of two or more Directors with authority to act as provided in Rule 16b-3 and shall be elected or appointed by the Board. The members of the committee shall meet the "disinterested person" requirements of Rule 16b-3(c)(2)(i) and, with respect to Awards designated as Performance Based Options, shall also be "outside directors" within the meaning of Section 162(m) of the Code. The Administrator shall administer the Plan in accordance with this provision and shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to cancel Awards (including those made pursuant to other plans of the Company) and to substitute new options (including options granted under other plans of the Company) with the consent of the recipient, and to take such steps in connection with the Plan and Awards granted thereunder as it may deem necessary or advisable. The Administrator may, with respect to Participants who are not Officers, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.

        3.02 INDEMNIFICATION. Members of the Administrator shall be entitled to indemnification and reimbursement from the Company for any action or any failure to act in connection with service as Administrator to the full extent provided for or permitted by the Company's certificate of incorporation or bylaws or by any insurance policy or other agreement intended for the benefit of the Company's officers, directors or employees or by any applicable law.

                                 ARTICLE IV.
             COMPANY COMMON STOCK ISSUABLE PURSUANT TO THE PLAN

        4.01 SHARES ISSUABLE. Shares to be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. Except as provided in Section 4.03, the Awards granted to any Participant and to all Participants in the aggregate under the Plan shall be limited so that the sum of the following shall never exceed nine percent (9%) of the total number of shares of Company Common Stock outstanding: (i) all shares which shall be issued upon the exercise of outstanding Options or other Awards granted under the Plan, (ii) all shares for which payment of Incremental Value shall be made by reason of the exercise of Stock Appreciation Rights at any time granted under the Plan, and (iii) the number of shares otherwise issuable under an Award which are applied by the Company to payment of the withholding or tax liability discussed in Section 11.04.

        4.02 SHARES SUBJECT TO TERMINATED AWARDS. In the event that any Award at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, or an award of Stock Appreciation Rights is exercised for cash, then all shares formerly subject to such Award as to which such Award shall not have been exercised shall be available for any Award subsequently granted in accordance with the Plan. Shares of Company Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of tandem Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, and shares of Company Common Stock issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Company Common Stock available for the grant of Awards. Shares which are reacquired by the Company or shares issuable subject to Restricted Share Rights which are forfeited pursuant to forfeiture provisions in the Award Agreement shall be available for subsequently granted Awards only if the forfeiting Participant received no benefits of ownership (such as dividends actually paid to the Participant) other than voting rights of the forfeited shares. Any shares of Company Common Stock issued by the Company pursuant to its assumption or substitution of outstanding grants from acquired companies shall not reduce the number of shares available for Awards under this Plan unless issued under this Plan.

        4.03       ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

                   (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Administrator shall have the power to determine the amount of the adjustment to be made in each case.

                   (b) SALE OR REORGANIZATION. After any reorganization, merger or consolidation in which the Company is a surviving corporation, each Participant shall, at no additional cost, be entitled upon exercise of an Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Company Common Stock receivable or exercisable pursuant to such Award, a number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Participant had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers or consolidations of the character described above.

                   (c) OPTIONS TO PURCHASE STOCK OF ACQUIRED COMPANIES. After any reorganization, merger or consolidation in which the Company or a Subsidiary of the Company shall be a surviving corporation, the Administrator may grant substituted Options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the reorganization, merger or consolidation, where such party's stock may no longer be issued following such merger or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any adjustments may provide for the elimination of any fractional shares which might otherwise have become subject to any Awards.

                                 ARTICLE V.
                                PARTICIPATION

         5.01 ELIGIBLE EMPLOYEES. Participants in the Plan shall be the Officers who are employees of the Company or a Subsidiary of the Company and other employees of the Company or a Subsidiary having managerial, supervisory or similar responsibilities or who are key administrative employees or sales managers, and who are not covered by any collective bargaining agreement binding on such persons' employer, as the Administrator, in its sole discretion, may designate from time to time. The Administrator's designation of a Participant in any year shall not require the Administrator to designate such person to receive Awards in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

        5.02 SPECIAL PROVISIONS FOR CERTAIN NON-EMPLOYEES. Notwithstanding any provision contained in this Plan to the contrary, the Administrator may grant Awards under the Plan to non-employees who, in the judgment of the Administrator, render significant services to the Company or a Subsidiary, on such terms and conditions as the Administrator deems appropriate and consistent with the intent of the Plan.

                                 ARTICLE VI.
                                OPTION AWARDS

        6.01 POWER TO GRANT OPTIONS. The Administrator may grant, to such Participants as the Administrator may select, Options entitling the Participant to purchase Company Common Stock from the Company at the Average Price in such quantity and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Administrator; provided, however, that the Options may be granted at exercise prices of no less than 85% of the Average Price if such discount is expressly granted in lieu of a reasonable amount of salary or bonus. The terms of any Option granted under this Plan shall be set forth in an Award Agreement. Notwithstanding the foregoing, Options granted to Officers shall not be exercisable for a period of at least six months from the Date of Grant.

        6.02 PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Company Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined in accordance with Section 6.01, provided that the Purchase Price for shares of Company Common Stock purchased pursuant to Stock Options designated by the Administrator as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under Section 422 of the Code and provided further that the Purchase Price for shares of Company Common Stock purchased pursuant to Stock Options designated by the Administrator as Performance Based Options shall be equal to or greater than the Fair Market Value on the Date of Grant.

        6.03 DESIGNATION OF INCENTIVE STOCK OPTIONS. Except as otherwise expressly provided in the Plan, the Administrator may designate, at the Date of Grant of each Option, that the Option is an Incentive Stock Option under
Section 422 of the Code.

                   (a) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) which would result in stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year, or which would entitle such Participant to purchase a number of shares greater than the maximum number permitted by Section 422 of the Code as in effect on the Date of Grant.

                   (b) OTHER INCENTIVE STOCK OPTION TERMS. Whenever possible, each provision in the Plan and in every Option granted under this Plan which is designated by the Administrator as an Incentive Stock Option shall be interpreted in such a manner as to entitle the Option to the tax treatment afforded by Section 422 of the Code. If any provision of this Plan or any Option designated by the Administrator as an Incentive Stock Option shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (ii) all other provisions of this Plan and the Award Agreement shall remain in full force and effect. If any agreement covering an Option designated by the Administrator to be an Incentive Stock Option under this Plan shall not explicitly include any terms required to entitle such Incentive Stock Option to the tax treatment afforded by
        Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and the Option shall be deemed to have been granted subject to all such terms.

        6.04 DESIGNATION OF PERFORMANCE BASED OPTIONS. Except as otherwise expressly provided in the Plan, the Administrator may designate, at the Date of Grant of each Option, that the Option is a Performance Based Option. A Performance Based Option shall have a Purchase Price not less than the Fair Market Value on the Date of Grant and shall contain such other terms and conditions as the Administrator may deem necessary so that, upon exercise or at any other time, the Performance Based Option does not result in or give rise to "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

        6.05 RIGHTS AS A STOCKHOLDER. The Participant or any transferee of an Option pursuant to Section 8.02 or Section 11.05 shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Company Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option.

                                ARTICLE VII.
                          STOCK APPRECIATION RIGHTS

        7.01 POWER TO GRANT STOCK APPRECIATION RIGHTS. The Administrator is authorized to grant to any Participant, on such terms established by the Administrator on or prior to the Date of Grant and subject to and not inconsistent with the provisions of this Plan, the right to receive the payment from the Company, payable as provided in Section 7.04, of an amount equal to the Incremental Value of the Stock Appreciation Rights, which shall be an amount equal to the remainder derived from subtracting (i) the Exercise Price for the right established in the Award Agreement from (ii) the Fair Market Value of a share of Company Common Stock on the date of exercise. The terms of any

Stock Appreciation Right granted under the Plan shall be set forth in an Award Agreement.

        7.02 TANDEM STOCK APPRECIATION RIGHTS. The Administrator may grant to any Participant a Stock Appreciation Right consistent with the provisions of this Plan covering any share of Company Common Stock which is, at the Date of Grant of the Stock Appreciation Right, also covered by an Option granted to the same Participant, either prior to or simultaneously with the grant to such Participant of the Stock Appreciation Right, provided: (i) any Option covering any share of Company Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share; (ii) any Stock Appreciation Right covering any share of Company Common Stock shall not be exercisable upon the exercise of any related Option with respect to the same share; and (iii) an Option and Stock Appreciation Right covering the same share of Company Common Stock may not be exercised simultaneously.

        7.03 EXERCISE PRICE. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Administrator and, in the case of a tandem Stock Appreciation Right, shall not be less than the Purchase Price of the related Option. Upon exercise of the Stock Appreciation Rights, the number of shares subject to exercise under a related Option shall automatically be reduced by the number of shares of Company Common Stock represented by the Option or portion thereof which is surrendered as a result of the exercise of such Stock Appreciation Rights.

        7.04 PAYMENT OF INCREMENTAL VALUE. Any payment which may become due from the Company by reason of Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Administrator (i) all in cash, (ii) all in Company Common Stock, or (iii) in any combination of cash and Company Common Stock. In the event that all or a portion of the payment is made in Company Common Stock, the number of shares of the Company Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of the payment by the Fair Market Value on the date of exercise. The Administrator may determine whether payment upon exercise of a Stock Appreciation Right will be made in cash or in stock, or a combination thereof, upon or at any time prior to the exercise of such Stock Appreciation Right. No fractional share of Company Common Stock shall be issued to make any payment; if any fractional shares would be issuable, the mix of cash and Company Common Stock payable to the Participant shall be adjusted as directed by the Administrator to avoid the issuance of any fractional share. Payment may be made in cash to Officers only if the Stock Appreciation Right is exercised during the "window period" required under Rule 16b-3(e)(3) and otherwise in accordance with Rule 16b-3.

                                ARTICLE VIII.
               TERMS OF OPTIONS AND STOCK APPRECIATION RIGHTS

        8.01 DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

                   (a) Expiration Date of the Award as provided in the Award Agreement; or

                   (b)     Termination of the Award as provided in Section
        8.02; or

                   (c) In the case of an Incentive Stock Option, ten years from the Date of Grant; or

                   (d) Solely in the case of tandem Stock Appreciation Rights, upon the Expiration Date of the related Option.

        8.02       EXERCISE ON DEATH OR TERMINATION OF EMPLOYMENT.

                   (a) Unless otherwise provided in the Award Agreement, in the event of the death of a Participant while an employee of the Company or a Subsidiary of the Company, the right to exercise all unexpired Awards shall be accelerated and shall accrue as of the date of death, and the Participant's Awards may be exercised by his Beneficiary at any time within one year after the date of the Participant's death.

                   (b) Unless otherwise provided in the Award Agreement, in the event of Participant's Termination of Employment at any time for any reason (including disability or retirement) other than death or for "cause", as defined in paragraph (d) below, an Award may be exercised, but only to the extent it was otherwise exercisable, on the date of Termination of Employment, within ninety days after the date of Termination of Employment. In the event of the death of the Participant within the ninety-day period following Termination of Employment, his Award may be exercised by his Beneficiary within the one year period provided in subparagraph (a) above.

                   (c) With respect to an Award which is intended to constitute an Incentive Stock Option, upon Termination of Employment, such Award shall be exercisable as provided in Section 422 of the Code.

                   (d) In the event that a Participant's Termination of Employment is for "cause", all Awards shall terminate immediately upon Termination of Employment. A Participant's employment shall be deemed to have been terminated for "cause" if such termination is determined, in the sole discretion of the Administrator, to have resulted from an act or omission by the Participant constituting active and deliberate dishonesty, as established by a final judgment or actual receipt of an improper benefit or profit in money, property or services, or from the Participant's continuous failure to perform his or her duties under any employment agreement in effect between the Participant and the Company in any material manner (or, in the absence of such an agreement, the consistent failure or refusal of the Participant to perform according to reasonable expectations and standards set by the Board and/or management consistent with Participant's title and position) after receipt of notice of such failure from the Company specifying how the Participant has so failed to perform.

        8.03 ACCELERATION OF EXERCISE TIME. The Administrator, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit purchase of shares under any Award prior to the time such Award would otherwise become exercisable under the terms of the Award Agreement.

        8.04 EXTENSION OF EXERCISE TIME. The Administrator, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Award granted under this Plan to be exercised after its Expiration Date or after the ninety day period following Termination of Employment, subject, however, to the limitations described in Section 8.01 (c) and (d).

        8.05 CONDITIONS FOR EXERCISE. An Award Agreement may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments which may be cumulative) as may be determined by the Administrator at the Date of Grant. No Stock Appreciation Right may be exercised prior to six months from the Date of Grant.

        8.06 CHANGE OF CONTROL EVENT. Unless otherwise provided in the Award Agreement, and subject to such other terms and conditions as the Administrator may establish in the Award Agreement, upon the occurrence of a Change of Control Event, irrespective of whether or not an Award is then exercisable, the Participant shall have the right to exercise in full any unexpired Award to the extent not theretofore exercised or terminated; provided, however, that any Stock Appreciation Right so exercised must have a Date of Grant at least six months prior to the date of exercise.

        8.07 EXERCISE PROCEDURES. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer of the Company designated in the Award Agreement on or before the Expiration Date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Administrator may (but need not) permit payment to be made by delivery to the Company of either (a) shares of Company Common Stock (including shares issuable to the Participant pursuant to the exercise of the Option), or (b) any combination of cash and shares of Company Common Stock, or (c) such other consideration as the Administrator deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, shares of Company Common Stock may be issued directly to the Participant's broker or dealer upon receipt of the Purchase Price in cash from the broker or dealer.) In the event that any Company Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Company Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares transferred. The Participant may not transfer to the Company in satisfaction of the Purchase Price (y) a number of shares which when multiplied times the Fair Market Value as of the date of exercise would result in a product greater than the Purchase Price or (z) any fractional share of Company Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and used for any proper corporate purpose. Unless the Administrator shall otherwise determine, any Company Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

                                 ARTICLE IX.
                           RESTRICTED STOCK AWARDS

        9.01 RESTRICTED SHARE AWARDS. The Administrator may grant to any Participant an Award of Restricted Share Rights entitling such person to receive shares of Company Common Stock in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Administrator shall determine on or prior to the Date of Grant. The terms of any Award of Restricted Share Rights granted under the Plan shall be set forth in an Award Agreement.

        9.02 DURATION OF RESTRICTED SHARE RIGHTS. In no event shall any Restricted Share Rights granted entitle the holder to receive shares of Company Common Stock free of all restrictions on transfer at any time prior to the expiration of three years from the Date of Grant, and each Award Agreement shall provide that the Participant shall remain employed by the Company or a Subsidiary for that three year period (subject to the Company's or Subsidiary's right to terminate such employment).

        9.03 FORFEITURE OF RESTRICTED SHARE RIGHTS. Subject to Section 9.05, all Restricted Share Rights shall be forfeited and all Restricted Share Awards shall terminate unless the Participant continues in the service of the Company or a Subsidiary until the expiration of the forfeiture and satisfies any other conditions set forth in the Award Agreement. If the Award Agreement shall so provide, in the case of death, disability or retirement (as defined in the Award Agreement) of the Participant, all of the shares covered by the Restricted Share Rights shall immediately vest and any restrictions shall lapse as of the date of such death, disability or retirement.

        9.04 DELIVERY OF SHARES UPON VESTING. Upon the lapse of the restrictions established in the Award Agreement, the Participant shall be entitled to receive, without payment of any cash or other consideration, certificates for the number of shares covered by the Award.

        9.05 WAIVER OR MODIFICATION OF FORFEITURE PROVISIONS. The Administrator has full power and authority to modify or waive any or all terms, conditions or restrictions (other than the minimum restriction period set forth in Section 9.02) applicable to any Restricted Share Rights granted to a Participant under the Plan; provided that no modification shall, without consent of the Participant, adversely affect the Participant's rights thereunder and no modification shall reduce the employment requirement to less than three years, except in the case of death, disability or retirement.

        9.06 RIGHTS AS A STOCKHOLDER. No person shall have any rights as a stockholder with respect to any shares subject to Restricted Share Rights until such time as the person shall have been issued a certificate for such shares.

                                 ARTICLE X.
                          OTHER STOCK BASED AWARDS

        10.01 GRANT OF OTHER AWARDS. Other Awards of Company Common Stock or other securities of the Company and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Company Common Stock ("Other Awards") may be granted either alone or in addition to or in conjunction with Options or Stock Appreciation Rights under the Plan. Subject to the provisions of the Plan, the Administrator shall have the sole and complete authority to determine the persons to whom and the time or times at which Other Awards shall be made, the number of shares of Company Common Stock or other securities, if any, to be granted pursuant to such Other Awards, and all other conditions of such Other Awards. Any Other Award shall be confirmed by an Award Agreement executed by the Administrator and the Participant, which agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of this Plan with respect to the Other Award.

        10.02 TERMS OF OTHER AWARDS. In addition to the terms and conditions specified in the Award Agreement, Other Awards made pursuant to this
Article X shall be subject to the following:

                   (a) Any shares of Company Common Stock subject to such Other Awards may not be sold, assigned, transferred or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

                   (b) If specified by the Administrator and the Award Agreement, the recipient of an Other Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Company Common Stock or other securities covered by the Other Award; and

                   (c) The Award Agreement with respect to any Other Award shall contain provisions providing for the disposition of such Other Award in the event of Termination of Employment prior to the exercise, realization or payment of such

        Other Award, with such provisions to take account of the specific nature and purpose of the Other Award.

                                 ARTICLE XI.
                       TERMS APPLICABLE TO ALL AWARDS

        11.01 AWARD AGREEMENT. The grant and the terms and conditions of the Award shall be set forth in an Award Agreement between the Company and the Participant. No person shall have any rights under any Award granted under the Plan unless and until the Administrator and the Participant to whom the Award is granted shall have executed and delivered an Award Agreement expressly granting the Award to such person and setting forth the terms of the Award.

        11.02 PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Administrator have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 4.03, (i) the terms of any Award granted under the Plan may not be changed after the granting of such Award without the express approval of the Participant and (ii) no modification may be made to an Award granted to an Officer except in compliance with Rule 16b-3.

        11.03 MODIFICATION OF AWARD AFTER GRANT. Each Award granted under the Plan to a Participant other than an Officer may be modified after the date of its grant by express written agreement between the Company and the Participant, provided that such change (i) shall not be inconsistent with the terms of the Plan and (ii) shall be approved by the Administrator. No modifications may be made to any Awards granted to an Officer except in compliance with Rule 16b-3.

        11.04 TAXES. The Company shall be entitled, if the Administrator deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or stock upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for such tax. The amount of such withholding or tax payment shall be determined by the Administrator and, unless otherwise provided by the Administrator, shall be payable by the Participant at the time of issuance or payment in accordance with the following rules:

                   (a) A Participant, other than an Officer, shall have the right to elect to meet his or her withholding requirement by: (1) having the Company withhold from such Award the appropriate number of shares of Company Common Stock, rounded out to the next whole number, the Fair Market Value of which is equal to such amount, or, in the case of the cash payment, the amount of cash, as is determined by the Company to be sufficient to satisfy applicable tax withholding requirements; or (2) direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award.

                   (b) Unless otherwise provided by the Administrator, with respect to Officers, the Company shall withhold from such Award the appropriate number of shares of Company Common Stock, rounded up to the next whole number, the Fair Market Value of which is equal to the amount, as determined by the Administrator, (or, in the case of a cash payment, the amount of cash) required to satisfy applicable tax withholding requirements.

                   (c) In the event that an Award or property received upon exercise of an Award has already been transferred to the Participant on the date upon which withholding requirements apply, the Participant shall pay directly to the Company the cash amount determined by the Company to be sufficient to satisfy applicable federal, state or local withholding requirements. The Participant shall provide to the Company such information as the Company shall require to determine the amounts to be withheld and the time such withholding requirements become applicable.

                   (d) If permitted under applicable federal income tax laws, a Participant may elect to be taxed in the year in which an Award is exercised or received, even if it would not otherwise have become taxable to the Participant. If the Participant makes such an election, the Participant shall promptly notify the Company in writing and shall provide the Company with a copy of the executed election form as filed with the Internal Revenue Service no later than thirty days from the date of exercise or receipt. Promptly following such notification, the Participant shall pay directly to the Company the cash amount determined by the Company to be sufficient to satisfy applicable federal, state or local withholding tax requirements.

        11.05 LIMITATIONS ON TRANSFER. A Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Code, which satisfies the requirements of Section 414(p)(1)(A) of the Code (a "Qualified Domestic Relations Order"). During the lifetime of a Participant, only the Participant personally (or the Participant's personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order may exercise the Participant's rights under the Plan. The Participant's Beneficiary may exercise a Participant's rights to the extent they are exercisable under the Plan following the death of the Participant.

        11.06 SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Administrator and Participant approve, including, but not limited to, terms which provide that upon such surrender the Company will pay to the Participant cash or Company Common Stock, or a combination of cash and Company Common Stock.

                                  ARTICLE XII.
                               GENERAL PROVISIONS

        12.01      AMENDMENT AND TERMINATION OF PLAN.

                   (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time and to add any other stock based Award or other incentive compensation programs to the Plan as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, (i) make any amendment which requires stockholder approval under any applicable law, including Rule 16b-3 or the Code; or (ii) which, unless approved by the requisite affirmative approval of stockholders of the Company, would cause, result in or give rise to "applicable employee remuneration" within the meaning of
        Section 162(m) of the Code with respect to any Performance Based Option. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment, or if the holders of outstanding stock having not less than a majority of the outstanding shares consent to such amendment in writing in the manner provided under the Company's bylaws.

                   (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. If the Plan is not earlier terminated, the Plan shall terminate when all shares authorized under the Plan have been issued. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such award would have been exercisable if the Plan had not been terminated.

        12.02 NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim or right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary of the Company.

        12.03 COMPLIANCE WITH RULE 16B-3. It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Administrator. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

        12.04 SECURITIES LAW RESTRICTIONS. The shares of Company Common Stock issuable pursuant to the terms of any Awards granted under the Plan may not be issued by the Company without registration or qualification of such shares under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Company Common Stock upon exercise of an Award unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Administrator in its sole discretion. The Administrator may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares issued upon exercise of the Award for investment, and not with the view toward distribution.

        12.05 CAPTIONS. The captions (i.e., all section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        12.06 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

        12.07 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Administrator, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Administrator.

        12.08 CHOICE OF LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Michigan and construed in accordance therewith.

                            SUN COMMUNITIES, INC.

                            AMENDED AND RESTATED

                1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                                 ARTICLE I.
                      PURPOSE AND ADOPTION OF THE PLAN

        1.01   PURPOSE.   The purpose  of the  Sun Communities,  Inc.
Non-Employee Director Stock Option Plan  is to attract and retain the  services
of   experienced  and  knowledgeable   independent directors of Sun
Communities, Inc. (the "Company") and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its stockholders.

        1.02 ADOPTION AND TERM. The Plan was initially approved by the Board as of December 21, 1993 and ratified and approved by the Company's
stockholders  on May  26, 1994.   The  Amended and Restated Plan was approved
by the Board on May 20, 1996, subject to approval of the Company's stockholders on or before May 20, 1997, and will remain in effect until all shares authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board.

                                 ARTICLE II.
                                 DEFINITIONS

        2.01 AVERAGE PRICE means the average of the closing sales prices of the Company Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including June 30th of the year for which the Performance Option was earned.

        2.01 BENEFICIARY means (a) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Non- Employee Director under the Plan and Option Agreement upon the Non-Employee Director's death; or
(b) an individual, who by designation of the Non-Employee Director, succeeds to the rights and obligations of the Non-Employee Director under the Plan and Option Agreement upon the Non-Employee Director's death.

        2.02   BOARD means the Board of Directors of the Company.

        2.03 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

        2.04   COMPANY  means  Sun  Communities,   Inc.,  a  Maryland
corporation.

        2.05 COMPANY COMMON STOCK means the Common Stock of the Company, par value $0.01.

         2.06 DATE OF GRANT means: (a) with respect to Initial Options, the date the Plan is adopted by the Board, or if later, the date an individual first becomes a Director; and (b) with respect to Performance Options, December 31st of the year for which the Performance Option is earned.

         2.07 DIRECTOR means a member of the Board of Directors of the Company.

         2.08 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.09 EXPIRATION DATE means the date specified in an Option Agreement as the expiration date of such Award.

         2.10 FAIR MARKET VALUE means, on any given date, the average of the highest and lowest selling price for the Company Common Stock as reported on the Composite Tape for New York Stock Exchange Listed Companies, or, if there were no sales on such date, the average of the highest and lowest selling price for the most recent date upon which a sale was reported.

         2.11   INITIAL OPTION has the meaning set forth in Section 5.01.

         2.12 NON-EMPLOYEE DIRECTOR means a Director who is not an employee of the Company or a Subsidiary.

         2.13 NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option as described in Section 422 of the Code.

         2.14 OPTION means a Non-Qualified Stock Option granted at any time under the Plan.

         2.15 OPTION AGREEMENT means a written agreement between the Company and the optionholder evidencing the grant of an Option and setting forth the terms and conditions of the Option.

         2.16   PERFORMANCE OPTION has the meaning set forth in Section 5.01.

         2.17 PER SHARE FFO means, with respect to any fiscal year, the Company's funds from operations (as defined by the National Association of Real Estate Investment Trusts) per weighted average number of outstanding shares of Company Common Stock for such fiscal year, as determined by reference to the Company's audited financial statements.

         2.18 PLAN means the Amended and Restated Sun Communities, Inc. 1993 Non-Employee Director Stock Option Plan, as described herein and as it may be amended from time to time.

         2.19 PURCHASE PRICE, with respect to Options, has the meaning set forth in Section 5.02.

         2.20 RULE 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as currently in effect and as it may be amended from time to time, and any successor rule.

         2.21 SUBSIDIARY shall have the meaning set forth in Section 424(f) of the Code.

                                ARTICLE III.
             COMPANY COMMON STOCK ISSUABLE PURSUANT TO THE PLAN

         3.01   SHARES ISSUABLE.   Shares to be issued under the Plan may be
authorized and unissued shares or issued shares which have been reacquired by
the Company.   Except as provided in Section 3.03, the Options granted under the
Plan shall be limited so that all shares which shall be issued upon the exercise of outstanding Options granted under the Plan shall never exceed 100,000 shares of Company Common Stock.

         3.02 SHARES SUBJECT TO TERMINATED OPTIONS. In the event that any Option at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, then all shares formerly subject to such Option as to which such Option shall not have been exercised shall be available for any Option subsequently granted in accordance with the Plan.

         3.03   ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

                (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Options, the Purchase Price for such shares, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Board shall have the power to determine the amount of the adjustment to be made in each case.

                (b) SALE OR REORGANIZATION. After any reorganization, merger or consolidation in which the Company is a surviving corporation, each Non-Employee Director shall, at no additional cost, be entitled upon exercise of an Option to receive (subject to any required action by stockholders), in lieu of the number of shares of Company Common Stock receivable or exercisable pursuant to such Option, a number and class of shares of stock or other securities to which such Non-Employee Director would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Non-Employee Director had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Option. Comparable rights shall accrue to each Non-Employee Director in the event of successive reorganizations, mergers or consolidations of the character described above.

                                  ARTICLE IV.
                                 PARTICIPATION

     ELIGIBLE INDIVIDUALS. All Non-Employee Directors of the Company shall be eligible to receive Options under the Plan.

                                   ARTICLE V.
                                 OPTION AWARDS

     5.01   GRANT OF OPTIONS.

            (a) INITIAL OPTIONS. Each of the Company's Non-Employee Directors, on the date the Plan is adopted by the Board, shall automatically receive a Non-Qualified Stock Option (the "Initial Option") to purchase 2,500 shares, subject to adjustment in accordance with Section 3.03, of Company Common Stock on the date of adoption. Thereafter, each of the Company's Non-Employee Directors shall automatically receive the Initial Option, subject to adjustment in accordance with Section 3.03, on the day he or she first becomes a Director. Each Initial Option shall be evidenced by an Option Agreement.

            (b) PERFORMANCE OPTIONS. As of December 31st of each fiscal year of the Company, each of the Company's Non-Employee Directors that has continuously served the Company for the entire fiscal year shall automatically receive a Non-Qualified Stock Option (the "Performance Option") to purchase the following number of shares of Company Common Stock, subject to adjustment in accordance with Section 3.03:

            (i) if Per Share FFO for such fiscal year increased by less than 5% as compared to Per Share FFO for the previous fiscal year, 0 shares of Company Common Stock;

            (ii) if Per Share FFO for such fiscal year increased by 5% or more but less than 6% as compared to Per Share FFO for the previous fiscal year, 1,000 shares of Company Common Stock;

            (iii) if Per Share FFO for such fiscal year increased by 6% or more but less than 7% as compared to Per Share FFO for the previous fiscal year, 1,500 shares of Company Common Stock;

            (iv) if Per Share FFO for such fiscal year increased by 7% or more but less than 8% as compared to Per Share FFO for the previous fiscal year, 2,000 shares of Company Common Stock;

            (v) if Per Share FFO for such fiscal year increased by 8% or more but less than 9% as compared to Per Share FFO for the previous fiscal year, 2,500 shares of Company Common Stock;

            (vi) if Per Share FFO for such fiscal year increased by 9% or more but less than 10% as compared to Per Share FFO for the previous fiscal year, 3,000 shares of Company Common Stock; or

            (vii) if Per Share FFO for such fiscal year increased by 10% or more as compared to Per Share FFO for the previous fiscal year, 3,500 shares of Company Common Stock.

The Performance Options, if any, shall be granted as soon as possible after issuance of the Company's audited financial statements but shall be effective as of December 31st of the year for which the Performance Option was earned. Each Performance Option shall be evidenced by an Option Agreement.

     5.02 PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Company Common Stock which may be purchased upon exercise of any Initial Option granted under the Plan shall be the Fair Market Value on the Date of Grant. The Purchase Price of each share of Company Common Stock which may be purchased upon exercise of any Performance Option granted under the Plan shall be the Average Price.

     5.03 VESTING OF OPTIONS. No Option may be exercised prior to one year from the Date of Grant. An Option shall become exercisable with respect to one-third (1/3) of the shares one year from the Date of Grant, with respect to an additional one-third (1/3) of the shares two years from the Date of Grant and with respect to the final one-third (1/3) of the shares three years from the Date of Grant.

     5.04   DURATION OF OPTIONS.   Options granted under the Plan shall
terminate after the first to occur of the following events:

            (a) Ten years from the Date of Grant.

            (b) Three months after the Optionee ceases to be a Director, except in the case of death, as described in (c) below.

            (c) In the event of the death of a Non-Employee Director while a Director, the right to exercise all unexpired Options shall be accelerated and shall accrue as of the date of death, and the Non-Employee Director's Options may be exercised by his Beneficiary at any time within one year after the date of the Non-Employee Director's death. In the event of the death of a Non-Employee Director within the ninety day period after he or she ceases to be a Director, the Non-Employee Director's Beneficiary may exercise his or her Options, to the extent exercisable on the date of death, within one year after the date of the Non-Employee Director's death.

     5.05   EXERCISE PROCEDURES.   Each Option granted under the Plan may be
exercised by written notice to the Company which must be received by the Secretary of the Company on or before the Expiration Date of the Option. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Non-Employee Director on the date of exercise.

         5.06 RIGHTS AS A STOCKHOLDER. The Non-Employee Director or any transferee of an Option pursuant to Section 5.04(c) or Section 5.09 shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Non-Employee Director or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Company Common Stock for which the record date is prior to the date on which the Non-Employee Director or a transferee of the Option shall have become the holder of record of any such shares covered by the Option.

         5.07   PLAN PROVISIONS  CONTROL OPTION TERMS.   The terms of the Plan
shall govern all Options granted under the Plan. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan as constituted on the Date of Grant of such Option shall control. Except as provided in Section 3.03, (i) the terms of any Option granted under the Plan may not be changed after the granting of such Option without the express approval of the Non-Employee Director and (ii) no modification may be made to an Option granted under the Plan except in compliance with Rule 16b-3.

         5.08 TAXES. The Company shall be entitled, if the Company deems it necessary or desirable, to withhold (or secure payment from the Non-Employee Director in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any shares issuable upon exercise of an Option, and the Company may defer issuance of the stock upon exercise unless indemnified to its satisfaction against any liability for such tax.

         5.09 LIMITATIONS ON TRANSFER. A Non-Employee Director's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Code, which satisfies the requirements of Section 414(p)(1)(A) of the Code (a "Qualified Domestic Relations Order"). During the lifetime of a Non-Employee Director, only the Non-Employee Director personally (or the Non-Employee Director's personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order may exercise the Non-Employee Director's rights under the Plan. The Non-Employee Director's Beneficiary may exercise a Non-Employee Director's rights to the extent they are exercisable under the Plan following the death of the Non-Employee Director.

                                 ARTICLE VI.
                             GENERAL PROVISIONS

         6.01   AMENDMENT AND TERMINATION OF PLAN.

                (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under any applicable law, including Rule 16b-3 or the Code, unless such compliance, if discretionary, is no longer desired. No termination or amendment of the Plan may, without the consent of the Non-Employee Director to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment, or if the holders of outstanding stock having not less than a majority of the outstanding shares consent to such amendment in writing in the manner provided under the Company's bylaws.

                (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. If the Plan is not earlier terminated, the Plan shall terminate when all shares authorized under the Plan have been issued. No Option shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Option to the same extent such award would have been exercisable if the Plan had not been terminated.

         6.02 NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained as a Director, or to limit in any way the right of the stockholders of the Company to remove such person as a Director.

         6.03 COMPLIANCE WITH RULE 16b-3. It is intended that the Plan be established and operated so as to qualify for the exemption from Section 16 of the Exchange Act available under Rule 16b-3, and so that the Non-Employee Director receiving Options hereunder will qualify as "disinterested" under Rule 16b-3 for purposes of administering other stock option plans of the Company. If any provision of the Plan would not comply with Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Board. The Board is authorized to amend the Plan and to make any such modifications to Option

Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

        6.04   SECURITIES LAW RESTRICTIONS.   The shares of Company Common
Stock issuable pursuant to the terms of any Options granted under the Plan may not be issued by the Company without registration or qualification of such shares under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Company Common Stock upon exercise of an Option unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Company in its sole discretion. The Company may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares issued upon exercise of the Option for investment, and not with the view toward distribution.

        6.05   CAPTIONS.   The captions (i.e., all section headings) used in
the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        6.06   SEVERABILITY.   Whenever possible, each provision in the Plan
and every Option at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

        6.07 CHOICE OF LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Michigan and construed in accordance therewith.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                            WITH-     FOR ALL
                                  FOR        HOLD      EXCEPT                                          FOR     AGAINST    ABSTAIN
1.  Election of Directors.       /  /        /  /       /  /     2.  Approval of the Amendment to     /  /      /  /        /  /
                                                                     the Company's 1993 Stock
                                                                     Options Plan.

    GARY A. SHIFFMAN AND RONALD L. PIASECKI                       3. Approval of the Amendment to      FOR     AGAINST    ABSTAIN
                                                                     the Company's 1993 Non-          /  /      /  /        /  /
NOTE:  IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR       Employee Director Stock
NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH     Option Plan.
THAT NOMINEES NAME.  YOUR SHARES SHALL BE VOTED FOR THE REMAINING
NOMINEES.

RECORD DATE SHARES:                                               4. The above-appointed proxies
                                                                     are authorized to vote upon all
                                                                     matters incidental to the
                                                                     conduct of the Annual Meeting
                                                                     and such other business as
                                                                     may properly come before the
                                                                     Annual Meeting in accordance
                                                                     with their best judgement.


Please be sure to sign and date this Proxy____________  Date_______ Mark box at right if comments or address change have been noted on the reverse side /  /
                                                                    of this card.


____Shareholder sign here________________Co-owner sign here________



DETACH CARD

                             SUN COMMUNITIES, INC.


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your rights to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it an return your proxy vote in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Sun Communities, Inc.



                             SUN COMMUNITIES, INC.
                       31700 MIDDLEBELT ROAD, SUITE 145
                       FARMINGTON HILLS, MICHIGAN 48334

                      SOLICITED BY THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JULY 23, 1996.


The undersigned hereby appoints Milton M. Shiffman and Gary A. Shiffman, or either of them, as attorneys and proxies of the undersigned shareholder, with full power of substitution, to vote on behalf of the undersigned and in his or her name and stead, all shares of the common stock of Sun Communities, Inc., (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held at the Radisson Plaza Hotel, 1500 Town Center, Southfield, Michigan 48075, on Tuesday, July 23, 1996, and at any adjournments thereof.

The undersigned shareholder acknowledges receipt of the notice of Annual Meeting and Proxy Statement dated June 3, 1996.

The giving of the Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the Annual Meeting. This Proxy may be revoked at any time before it is voted.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.


HAS YOUR ADDRESS CHANGED?                                 DO YOU HAVE ANY COMMENTS?
_______________________________________________________   _________________________________________________________
_______________________________________________________   _________________________________________________________
_______________________________________________________   _________________________________________________________